UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22356

Archer Investment Series Trust

(Exact name of registrant as specified in charter)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Address of principal executive offices)  (Zip code)

c/o Archer Investment Corporation
9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800)238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE ARCHER FUNDS

BALANCED FUND (ARCHX)

INCOME FUND (ARINX)

STOCK FUND (ARSKX)

DIVIDEND GROWTH FUND (ARDGX)

FOCUS FUND (AFOCX)

MULTICAP FUND (ALSMX)

ANNUAL REPORT

AUGUST 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.thearcherfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

ARCHER FUNDS

MANAGERS COMMENTARY

AUGUST 31, 2020 (UNAUDITED)

To Our Shareholders,

Archer Balanced Fund (ARCHX)

The Archer Balanced fund had a total return of 5.79% for the Year ended August 31, 2020 and 4.87% since inception (September 27, 2005) compared to a total return of 10.48% and 7.41% for the Dow Jones Moderate U.S. Portfolio Index, over the same periods.

Performance Review

We have been pleased with the performance of the Archer Balanced Fund for the past year.  The Fund maintained a balance of approximately 65% equities and 35% fixed income throughout the year.  The Fund's investment style has remained consistent within both equities and fixed income by maintaining a tilt towards large-cap value in equities and short- to intermediate-term investment grade companies in fixed income. The managers continue to believe the conservative positioning of the Fund is prudent for the style and will reward shareholders over the long term.

Equity Portfolio

We continue to focus our efforts on holding companies with sound balance sheets, steady revenue sources, strong cash flow, and reasonable valuations.  We have also leaned towards companies with stable dividend policies as those returns to shareholders are a positive contributor to long-term performance.  During the year, especially since the start of the pandemic, a relatively small number of “growth” stocks accounted for much of the positive performance of popular indices, including the equity component of our benchmark index.  Technology companies have benefitted from a tremendous amount of investor optimism stretching the valuation of many companies to levels not seen since the late 1990s.  The performance and valuation differentials between growth and value continue to sit near all-time highs.  We believe that these differentials will narrow and that the market will begin to recognize the value present in several beaten down sectors and companies.  We continue to adjust our equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by managing sector and position weightings as market conditions and valuations warrant.  The fund maintains significant weighting in certain segments of the Financial, Healthcare, and Technology sectors.

Fixed-Income Portfolio

The fund has maintained a relatively short-term, high quality position. Although it is becoming quite clear that the general level of interest rates may stay low for several years, the managers believe that the risk added to the portfolio by lengthening duration and/or reducing credit quality does not offer material compensation.  We continue to focus on value, sustainability, and patience and we believe it is prudent to avoid strategies that risk the destruction of principal in order to capture short-term income.  A more active Federal Reserve has added to volatility in the fixed income markets.  Many companies have weakened their balance sheets by issuing debt over the past several years to fund more stockholder friendly actions.  We feel it is prudent to maintain a more defensive posture by overweighting short- to intermediate-term maturities and keeping a close eye on the credit quality of issuers.  This position may cause periods of short-term relative underperformance but reduces volatility and allows the managers to take advantage of opportunities when the market presents them.

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Current Strategy

We will continue to monitor the performance of each security on a case by case basis relative to our estimate of fair value.  When we feel the market value of a specific security is beyond a reasonable valuation for the company, we will discontinue holding that security or significantly reduce the size of the position.  There may be companies that have positive outlooks, but we feel the valuation becomes too high to justify staying in at those levels.  If we feel the valuation returns to a “buying” level, then we may re-enter into stocks we have once sold.

While investing in the markets, it is important to focus on buying companies with long-term horizons, using a strict fundamental valuation of an individual company and not buying sectors or stocks because they are currently hot.  All shareholders are encouraged to invest in the Fund over a long-term horizon.

The fund managers of the Archer Balanced Fund will continue to invest their own dollars in the Fund’s we manage to better align our interests with those we serve.  Our investment strategy does not change and remains focused on uncovering value over the long term.  We believe this portfolio is well positioned and we are confident that our disciplined process will reward our shareholders going forward.  As always, we welcome any comments or questions from shareholders at any time.

The views expressed are those of the investment advisor as of August 31, 2020 and are not intended as a forecast or investment recommendation.

Archer Stock Fund (ARSKX)

The Archer Stock Fund posted a return of 24.99% for the year ended August 31, 2020 and 8.95% since inception of March 11, 2011.  This compared to a gain of 21.94% for the S&P 500 Index and 13.30% since inception.

Performance Review

The Archer Stock Fund seeks to maximize capital appreciation by investing in the most attractive equity investment opportunities regardless of company size, sector, industry, or country domicile.  Although managers closely monitor macro-economic conditions, positions in the fund are normally selected on their own merits using company fundamentals and valuation as a guide.  There will be times when this method of selecting securities may lead to the relative over- or underweighting of particular sectors.  The fund currently maintains relatively large weightings in healthcare, technology, and consumer cyclical companies.  A number of our technology, communication, and telemedicine holdings had exceptionally strong performance during the year as businesses and individuals began to adjust to the pandemic.  Recently, our several infrastructure and financial holdings have been rewarded as other investors have recognized their steeply discounted valuations.  As of August 31, 2020, the Fund held 48 equity positions and a roughly 1% cash position.  Although there may be times when the Fund holds greater or fewer positions, the managers will strive to limit the holdings of the Fund to 50 holdings.  This results in a relatively concentrated portfolio which can lead to periods of relative underperformance but will reduce turnover of the portfolio in an attempt to create long-term shareholder value.   We continue to seek out companies with strong balance sheets and the opportunity to improve sales and earnings over the long term.

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Archer Income Fund (ARINX)

The Archer Income Fund returned 2.93% for the year ended August 31, 2020 and 3.02% from the date of inception on March 11, 2011 compared to a gain of 6.47% and 3.92% for the year ended and since inception for the Barclay’s Capital US Aggregate Bond Index and 6.39% and 4.12% for the year ended and since inception for the Barclay’s Intermediate Credit Index.

Performance Review

The Fund opened in March of 2011 and has turned in positive returns during what we would characterize as a volatile market for bond investors since the date of inception.  The bond market continues to present investors with many challenges.  Rates, which were expected to continue to rise as inflation concerns built and monetary policy became more restrictive, quickly reversed to the downside as trade related concerns grew throughout the year forcing the Federal Reserve to ease policy.  This trend accelerated as the pandemic took hold and policy makers were forced to provide fiscal stimulus while the Federal Reserve has promised to keep rates at, or near, zero percent for the foreseeable future.

We believe one advantage we have over many of our counterpart funds is we plan to hold our positions until they mature.  We have not seen the level outflow of many other bond mutual funds as reported in the news.  In fact, we continue to have inflows into all our funds which has given us a distinct advantage of not having to liquidate positions at a gain or loss.  As rates have declined, longer-term bonds have increased in value materially.  The managers believe it is prudent to continue to position the portfolio to protect against interest-rate, default and currency risks.  Our “barbell” approach has allowed us to take advantage of several opportunities presented when others have been forced to sell at attractive discounts, while maintaining liquidity and an effective duration lower than that of our benchmark indices.

Archer Dividend Growth Fund (ARDGX)

The Archer Dividend Growth Fund returned -7.87% for the year ended August 31, 2020 and 1.71% from the date of inception on September 1, 2016 compared to a gain of 1.26% and 7.14% for the year ended and since inception for the Dow Jones US Large-Cap Value Total Stock Market Index and -8.62% and 0.80% for the year ended and since inception for the Morningstar Dividend Yield Focus Index.

The Archer Dividend Growth Fund invests primarily in large and medium sized companies which we believe will provide long-term dividend payment growth for shareholders.  Holdings are weighted towards companies with strong balance sheets and consistently increasing payouts to shareholders selling at an attractive discount to our estimate of fair value.  This relatively deep value strategy has underperformed the broader market in recent years as the performance of many popular indices has been driven by an increasingly small number of high growth companies.  The performance differential widened significantly during much of the year as high growth technology and biotechnology companies attracted investor dollars away from the more stable, dividend paying, value segments of the market.  Recently, the spread has begun to narrow as investors have begun to recognize the value of stable cash flows and predictable business models.

ARCHER FUNDS

MANAGERS COMMENTARY (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Ultimately, we believe value will be recognized in our holdings and offer attractive appreciation in addition to the growing dividend income stream.  We believe the Archer Dividend Growth Fund offers an attractive alternative to investors seeking monthly income who are concerned about inflation and the erosion of real income.

Archer Focus Fund (AFOCX) and Archer Multi Cap Fund (ALSMX)

The Archer Focus Fund and the Archer Multi Cap Fund were both launched on December 31, 2019 and have not yet recorded a full year of investment performance.  Since Inception, the Focus Fund has returned 3.96% compared to 1.57% for the Dow Jones Industrial Average and 10.07% for the Standard and Poor’s 500 Index over the same period of time.  The Multi cap Fund has returned 3.55% since inception relative to 10.07% for the Standard and Poor’s 500 Index, -10.80% for the S&P 600 Small Cap Index, and -5.43% for the S&P 400 Mid Cap Index over the same period of time.

The Archer Focus Fund seeks long-term growth of capital by investing in financially sound, large and medium-sized companies with dominant franchises. Under normal conditions, the Fund holds a relatively concentrated portfolio of 50 or fewer US common stocks. Potential investments are carefully screened for balance sheet strength, sustainable earnings and free cash flow, and durable market position.

The Archer Multi Cap Fund seeks long-term growth of capital by investing in up to 75 equity positions split evenly between the top 25 small, medium, and large publicly traded US companies at the beginning of each calendar year based on market capitalization. Position sizes are adjusted throughout the year driven by our proprietary quantitative and technical models and rebalanced annually.

Troy C. Patton, CPA/ABV

President

ARCHER BALANCED FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2020
	Archer Balanced Fund	Dow Jones Moderate U.S. Portfolio Index	Morningstar Moderate Target Risk Index
1 Year	5.79%	10.48%	11.21%
3 Year	5.65%	8.31%	7.40%
5 Year	6.52%	8.46%	8.09%
10 Year	7.76%	9.73%	8.16%
Since Inception *	4.87%	7.41%	6.64%
Value	$ 20,349	$ 29,085	$ 26,276

*This chart assumes an initial investment of $10,000 made on September 27, 2005.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Moderate Portfolio is a member of the Dow Jones Relative Risk Indexes that measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk. The indexes are designed to systematically measure various levels of risk relative to the risk of a U.S. all-stock index. Investors can identify an appropriate benchmark as the index that has the most similar historic risk characteristics.

The Morningstar Moderate Target Risk Index is a member of the Morningstar Target Risk Series that spans the risk spectrum from conservative to aggressive. The indexes can serve as benchmarks to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for performance comparison. Morningstar indexes cover a global set of stocks, bonds, and commodities and are specifically designed to be seamless, investable building blocks that deliver pure asset-class exposure.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2020
	Archer Income Fund	Bloomberg Barclay's Capital U.S. Aggregate Bond Index	Bloomberg Barclay's Intermediate Credit Index
1 Year	2.93%	6.47%	6.39%
3 Year	2.93%	5.09%	4.92%
5 Year	3.09%	4.32%	4.47%
Since Inception *	3.02%	3.92%	4.12%
Value	$ 13,256	$ 14,550	$ 14,889

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Bloomberg Barclay's Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  The U.S. Aggregate Index was created in 1986.

The Bloomberg Barclay's Capital Intermediate Credit Index consists of dollar-denominated, investment-grade, publicly-issued securities with a maturity of between one and ten years and that are issued by both corporate issuers and non-corporate issuers.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER STOCK FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Periods Ended August 31, 2020
	Archer Stock Fund	S&P 500 Index	S&P 400 Midcap Index
1 Year	24.99%	21.94%	4.21%
3 Year	11.38%	14.50%	5.36%
5 Year	9.30%	14.44%	8.09%
Since Inception *	8.95%	13.30%	9.38%
Value	$ 22,532	$ 32,871	$ 23,576

*This chart assumes an initial investment of $10,000 made on March 11, 2011.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER DIVIDEND GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

  Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2020
	Archer Dividend Growth Fund	Dow Jones US Large-Cap Value Total Stock Market Index	Morningstar Dividend Yield Focus Index
1 Year	-7.87%	1.26%	-8.62%
Since Inception *	1.71%	7.14%	0.80%
Value	$ 10,703	$ 13,167	$ 10,324

*This chart assumes an initial investment of $10,000 made on September 1, 2016.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones US Large-Cap Value Total Stock Market Index measures large cap stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire’s criteria for value.

Morningstar® Dividend Yield Focus IndexSM offers exposure to high quality U.S. domiciled companies with strong financial health and an ability to sustain above average dividend payouts. The index consists of 75 stocks that are weighted in proportion to the total pool of dividends available to investors.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER FOCUS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2020
	Archer Focus Fund	Dow Jones Industrial Average Index	S&P 500 Index
Since Inception *	3.96%	1.57%	10.07%
Value	$ 10,703	$ 10,157	$ 11,007

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Dow Jones Industrial Average Index is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials. The 30 stocks are chosen by the editors of the Wall Street Journal (which is published by Dow Jones & Company), a practice that dates back to the beginning of the nineteenth century. The Dow is computed using a price-weighted indexing system, rather than the more common market cap-weighted indexing system.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER MULTI CAP FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

Cumulative Performance Comparison of $10,000 Investment Since Inception *

Average Annual Total Returns
For the Period Ended August 31, 2020
	Archer Multi Cap Fund	S&P 500 Index	S&P 600 Small Cap Index	S&P 400 Mid Cap Index	Synthetic Blend 33-33-33
Since Inception *	3.55%	10.07%	-10.80%	-5.43%	-2.26%
Value	$ 10,355	$11,007	$ 8,920	$ 9,457	$ 9,774

*This chart assumes an initial investment of $10,000 made on December 30, 2019.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do no reflect any deductions for fees, expenses or taxes.

The Standard & Poor’s 600 Index (“S&P 600”) seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

The Standard & Poor's 400 Index ("S&P 400") is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The Index is composed of 400 medium capitalization domestic common stocks and is representative of a broader market range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Synthetic Blend Index consists of 33% S&P 500, 33% S&P 600, and 33% S&P 400.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 238-7701.

ARCHER BALANCED FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment type.  The underlying securities represent a percentage of the portfolio of investments.

Corporate Bonds, 14.50%
Exchange Traded Funds, 5.09%
Municipal Bonds, 7.12%
Real Estate Investment Trusts, 2.98%
Preferred Securities, 2.64%
Structured Notes, 0.53%
Money Market Fund, 5.06%
Common Stocks, 62.08%

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER INCOME FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by investment type.  The underlying securities represent a percentage of the portfolio of investments.

Money Market Fund, 11.21%
Structured Notes, 6.09%
Preferred Securities, 2.98%
Corporate Bonds, 50.07%
Municipal Bonds, 25.86%
Exchange Traded Funds, 3.79%

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER STOCK FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Technology 21.57%
Utilities 3.43%
Basic Materials 1.94%
Communication Services, 8.04%
Consumer Cyclical, 13.60%
Consumer Defensive 3.67%
Energy 1.13%
Financial Services, 10.95%
Healthcare 25.59%
Industrials 6.91%
Money Market Fund 1.07%
Real Estate Investment Trust, 2.10%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER DIVIDEND GROWTH FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Communication Services
6.35%
Consumer Cyclical
2.01%
Consumer Defensive
7.93%
Energy
10.09%
Financial Services
7.43%
Healthcare
17.12%
Industrials
8.65%
Money Market Fund
1.51%
Real Estate Investment Trusts
13.21%
Technology
13.15%
Utilities
12.55%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER FOCUS FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Technology, 24.72%
Utilities, 3.00%
Communication Services, 9.98%
Consumer Cyclical, 5.38%
Consumer Defensive, 4.77%
Energy, 1.46%
Financial Services, 12.34%
Healthcare, 23.72%
Industrials, 10.00%
Money Market Fund, 3.03%
Real Estate Investment Trust, 1.60%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER MULTI CAP FUND

PORTFOLIO ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the portfolio of investments.

Technology, 20.20%
Utilities 5.58%
Basic Materials, 3.55%
Communication Services 9.08%
Consumer Cyclical, 9.30%
Consumer Defensive 3.89%
Energy 1.72%
Financial Services, 13.97%
Healthcare, 11.46%
Industrials, 9.93%
Money Market Fund, 6.57%
Real Estate, 0.11%
Real Estate Investment Trusts, 4.64%

Sectors are categorized using Morningstar® classifications.

The Schedule of Investments is categorized by industry and uses SEC SIK codes as classifications.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares/Principal		Value

COMMON STOCKS - 61.89%

Air Courier Services - 2.32%
4,400	FedEx Corp.	$ 967,296

Aircraft Engines & Engine Parts - 1.79%
4,500	Honeywell International, Inc.	744,975

Food & Kindred Products - 1.35%
4,000	PepsiCo, Inc.	560,240

Biological Products (No Diagnostic Substances) - 1.52%
2,200	Biogen, Inc. *	632,808

Commercial Banks - 1.50%
12,500	Toronto Dominion Bank (Canada)	623,250

Electric Services - 2.55%
3,800	NextEra Energy, Inc.	1,060,846

Electromedical & Electrotherapeutic Apparatus - 1.68%
6,500	Medtronic Plc. (Ireland)	698,555

Electronic Computers - 3.80%
9,200	Apple, Inc.	1,187,168
6,000	Dell Technologies, Inc. Class C *	396,480
		1,583,648
Food & Kindred Products - 1.42%
4,900	Nestle S.A. ADR	589,984

Guided Missiles & Space Vehicles & Parts - 1.57%
1,675	Lockheed Martin Corp.	653,686

National Commercial Banks - 3.42%
12,000	Citigroup, Inc.	613,440
8,100	JPMorgan Chase & Co.	811,539
		1,424,979
Petroleum Refining - 2.74%
8,300	Chevron Corp.	696,619
11,700	ConocoPhillips	443,313
		1,139,932
Pharmaceutical Preparations - 6.36%
6,800	Bristol Myers Squibb Co.	422,960
4,000	Johnson & Johnson	613,640
9,000	Merck & Co., Inc.	767,430
22,300	Pfizer, Inc.	842,717
		2,646,747

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Railroads, Line-Haul Operating - 1.48%
3,200	Union Pacific Corp.	$ 615,808

Retail - Drug Stores and Proprietary Stores - 2.03%
13,594	CVS Health Corp.	844,459

Retail - Lumber & Other Building Material Dealers - 2.26%
3,300	The Home Depot, Inc.	940,632

Retail - Variety Stores - 2.00%
6,000	WalMart, Inc.	833,100

Rubber & Plastics Footwear - 1.88%
7,000	Nike, Inc. Class B	783,230

Semiconductors & Related Devices - 2.92%
1,800	Broadcom, Inc.	624,870
3,500	Intel Corp.	178,325
2,900	Texas Instruments, Inc.	412,235
		1,215,430
Services - Business Services - 5.95%
4,500	Accenture Plc. Class A (Ireland)	1,079,685
3,900	MasterCard, Inc. Class A	1,396,941
		2,476,626
Services - Computer Programming, Data Processing, Etc. - 4.78%
500	Alphabet, Inc. Class A *	814,765
4,000	Facebook, Inc. Class A *	1,172,800
		1,987,565
Services - Medical Laboratories - 0.91%
2,150	Laboratory Corp. of America Holdings *	377,863

Services - Miscellaneous Amusement & Recreation - 2.53%
8,000	Walt Disney Co.	1,054,960

Services - Prepackaged Software - 2.01%
3,700	Microsoft Corp.	834,461

Telephone Communications (No Radio Telephone) - 1.12%
15,700	AT&T, Inc.	468,017

TOTAL FOR COMMON STOCKS (Cost $16,051,460) - 61.89%		25,759,097

CORPORATE BONDS - 14.45% (c)

Accident & Health Insurance - 0.33%
125,000	Unum Group, 4.000%, due 3/15/24	135,522

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Beverages - 0.39%
150,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	$ 161,422

Computer Communications Equipment - 0.34%
125,000	Juniper Networks, Inc., 4.500%, due 3/15/24	140,519

Crude Petroleum & Natural Gas - 0.36%
150,000	Murphy Oil Corp., 4.000%, due 6/01/22	149,062

Dental Equipment & Supplies - 0.49%
200,000	DENTSPLY International, Inc., 4.125%, due 8/15/21	204,676

Electronic & Other Electrical Equipment (No Computer Equipment) - 0.51%
300,000	General Electric Co. Series A, 4.000%, to 6/15/22 (a) (b)	212,250

Healthcare Providers & Services - 0.25%
100,000	CommonSpirit Health, 2.950%, due 11/01/22	104,249

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.31%
125,000	Cintas Corp. No. 2, 4.300%, due 6/01/21	128,679

Miscellaneous Business Credit Institution - 0.12%
50,000	Ford Motor Credit Co. LLC., 3.810%, due 1/09/24	50,188

National Commercial Banks - 2.89%
150,000	Banc of California, Inc., 5.250%, due 4/15/25	153,157
450,000	Citigroup, Inc., 2.650%, due 10/26/20	451,584
350,000	Citigroup, Inc. Series R, 6.125%, to 11/15/20 (a) (b)	352,151
150,000	JPMorgan & Chase Co. Series B, 0.751%, due 2/01/27 (3-month US Libor + .50%) FRN	136,541
100,000	Old National Bancorp, 4.125%, 8/15/24	108,119
		1,201,552
Operative Builders - 0.52%
200,000	Lennar Corp., 4.875%, due 12/15/23	214,500

Pharmaceutical Preparations - 0.76%
250,000	AbbVie, Inc., 2.900%, due 11/06/22	262,907
50,000	Mylan, Inc., 4.200%, due 11/29/23	54,964
		317,871
Property & Casualty Insurance - 0.56%
200,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	233,947

Real Estate - 0.13%
50,000	Aurora Military Housing, Inc., 5.350%, due 12/15/25 (d)	52,513

Retail - Drug Stores & Proprietary Stores - 0.43%
175,000	Walgreens Boots Alliance, Inc., 3.300%, due 11/18/21	180,138

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Retail - Shoe Stores - 0.26%
100,000	Foot Locker, Inc., 8.500%, due 1/15/22	$ 106,500

Rubber & Plastics Footwear - 0.50%
200,000	Nike, Inc., 2.250%, due 5/01/23	209,644

Security Brokers, Dealers & Flotation Companies - 0.76%
100,000	Morgan Stanley Series J, 4.085%, due 1/15/21 (b) **	98,594
200,000	The Charles Schwab Corp. Series G, 5.375%, to 6/01/25 (a) (b)	219,500
		318,094
Services - Business Services - 0.42%
170,000	EBay, Inc., 2.600%, due 7/15/22	175,815

Services - Computer Programming Services - 0.42%
175,000	VeriSign, Inc., 4.625%, due 5/01/23	176,969

Services - Personal Services - 0.58%
225,000	H&R Block, Inc., 5.500%, due 11/01/22	241,110

Services - Prepackaged Software - 0.95%
75,000	NortonLifelock, Inc., 3.950%, due 6/15/22	77,251
150,000	NortonLifelock, Inc., 4.200%, due 9/15/20	150,045
150,000	VMWare, Inc., 3.900%, due 8/21/27	166,549
		393,845
Services - Video Tape Rental - 0.37%
150,000	Netflix, Inc., 5.375%, due 2/01/21	152,813

State Commercial Banks - 1.73%
150,000	Bank of the Ozarks, 5.500%, to 7/01/21 (a) (maturity date: 7/01/26)	153,894
250,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	261,390
200,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	204,800
100,000	Home Bancshares, Inc., 5.625%, to 4/15/22 (a) (maturity date: 4/15/27)	102,172
		722,256
Wholesale - Groceries & Related Products - 0.07%
30,000	Sysco Corp., 2.600%, due 10/01/20	30,000

TOTAL FOR CORPORATE BONDS (Cost $5,909,936) - 14.45%		6,014,134

EXCHANGE TRADED FUNDS - 5.08%
17,000	Invesco Variable Rate Preferred ETF	426,020
5,200	iShares Nasdaq Biotechnology ETF	705,120
12,900	iShares US Preferred Stock ETF	473,430
10,000	JPMorgan Ultra-Short Income ETF	508,700
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $2,013,032) - 5.08%		2,113,270

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

MUNICIPAL BONDS - 7.10% (c)

Arizona - 0.11%
20,000	Arizona State University Build America Bond, 5.500%, due 8/01/25	$ 20,078
25,000	Sedona, AZ Wastewater, 0.000%, due 7/01/21	24,884
		44,962
California - 0.17%
20,000	California St. University Revenue Bond Series B, 2.785%, due 11/01/22	20,562
20,000	Porterville Unified School District, 7.250%, due 7/01/27	20,096
20,000	San Bernardino County Redevelopment Agency, 3.625%, due 9/01/24	21,396
10,000	University Enterprises, Inc. CA, 5.250%, due 10/01/20	10,027
		72,081
Florida - 0.48%
200,000	Palm Beach County, FL Solid Waste Authority Taxable-Ref, 1.789%, due 10/01/20	200,266

Georgia - 0.39%
50,000	Atlanta Development Authority, 3.750%, due 1/01/21	50,332
99,000	Georgia Loc. Govt., 4.750%, due 6/01/28	111,777
		162,109
Illinois - 0.41%
100,000	Chicago, IL Build America Bonds - Series B, 4.564%, due 12/01/20	100,121
70,000	Saint Clair Cnty, IL School District., 4.000%, due 1/01/21	70,057
		170,178
Indiana - 0.97%
135,000	Evansville, IN Vanderburgh Industry School Taxable Build American Bonds, 6.150%, due 7/15/27	135,586
190,000	Fishers, IN Econ Development Revenue Taxable-P3 Project, 2.650%, due 8/01/28	201,831
25,000	Indiana State University, 5.260%, due 4/01/24	25,075
40,000	Richland Bean Blossom, IN Sch. Bldg. Corp., 5.750%, due 1/15/24	40,655
		403,147
Iowa - 0.30%
126,000	Tobacco Settlement Auth Iowa, 6.500%, due 6/01/23	126,112

Kentucky - 0.13%
55,000	Louisville/Jefferson County Metro Government, 3.000%, due 5/01/23	55,942

Maryland - 0.22%
90,000	Maryland St. Econ Dev Corp Pkg Facs Revenue Taxable Senior Baltimore City Proj Series B, 3.950%, due 6/01/23	93,405

Michigan - 0.08%
25,000	City of Coldwater, MI Water Supply & Wastewater System Revenue, 5.000%, due 8/01/26	30,999

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

New Jersey - 0.48%
135,000	City of Wildwood, NJ, 4.000%, due 11/01/21	$ 138,679
60,000	New Brunswick, NJ Parking Authority, 8.420%, due 9/01/40	60,000
		198,679
New York - 1.48%
200,000	City of New York, NY, 1.980%, due 8/01/23	208,254
200,000	New York City, NY Transitional Financial Authority Revenue Build American Bonds, 5.808%, due 8/01/30	200,878
200,000	Schenectady, NY Metroplex Development Authority Revenue Taxable Ref, 2.250%, due 8/01/23	206,458
		615,590
Ohio - 1.03%
250,000	New Albany, Floyd County Industry School First Mortgage, 5.000%, due 1/15/27	316,378
110,000	Youngstown State University, OH, 6.549%, due 12/15/30	110,442
		426,820
South Carolina - 0.13%
55,000	Moncks Corner, SC Regl Recreation Corp. Build America Bonds, 6.299%, due 12/01/30	55,799

Washington - 0.20%
70,000	Douglas County, WA School District No. 206 Eastmont Qualified School Construction, 4.700%, due 12/01/25	83,661

Wisconsin - 0.52%
110,000	Greendale, WI Taxable Community Development, Series A, 4.750%, due 12/01/26	110,983
100,000	Wisconsin Health Edl Facs Auth Senior Living Revenue Taxable- Covenant Cmntys, Inc. Proj Ser A-2, 4.100%, due 1/01/24	104,281
		215,264

TOTAL FOR MUNICIPAL BONDS (Cost $2,907,459) - 7.10%		2,955,014

REAL ESTATE INVESTMENT TRUST - 2.97%
18,000	Duke Realty Corp.	693,900
5,100	Extra Space Storage, Inc.	543,405
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $819,358) - 2.97%		1,237,305

PREFERRED SECURITIES - 2.63%

Asset Management - 0.23%
4,000	B Riley Financial, Inc., 6.50%, due 09/30/26	95,120

Motor Vehicles & Passenger Car Bodies - 0.36%
6,000	Ford Motor Co., 6.000%, due 06/01/59	147,900

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

National Commercial Banks - 1.62%
150,000	BAC Capital Trust XIII Series F, 4.000% (b) **	$ 144,207
150,000	PNC Financial Services Group, Inc., 0.816%, due 6/01/28 (3-month Libor + 0.57%) FRN	137,390
3,000	PNC Financial Services Group, Inc. Series Q, 5.375%, due 12/31/49	75,000
300,000	USB Capital IX, 3.500%, (3-month Libor + 1.02) (b) **	267,375
2,000	Wells Fargo & Co. Series P, 5.250%, due 12/31/49	51,040
		675,012
Telephone Communications (No Radio Telephone) - 0.42%
2,000	QWest Corp., 6.125%, due 6/01/53	49,540
3,000	QWest Corp., 6.500%, due 9/01/56	75,600
2,000	US Cellular Corp., 6.950%, due 5/15/60	50,920
		176,060

TOTAL FOR PREFERRED SECURITIES (Cost $1,099,603) - 2.63%		1,094,092

STRUCTURED NOTES - 0.52% (c)

Commercial Banks - 0.24%
100,000	Barclays Bank Plc. Series GMTN, 0.81793%, due 9/25/2020 (1-month CPI (YoY) + 0.70%) (United Kingdom) FRN	99,839

Security Brokers, Dealers & Flotation Companies - 0.28%
125,000	Goldman Sachs Group, Inc., 2.5585% ** (maturity date: 11/13/28)	117,500

TOTAL FOR STRUCTURED NOTES (Cost $209,644) - 0.52%		217,339

MONEY MARKET FUND - 5.05%
2,100,655	Federated Treasury Obligation Fund - Institutional Shares 0.04% ** (Cost $2,100,655) - 5.05%	2,100,655

TOTAL INVESTMENTS (Cost $31,111,147) - 99.69%		41,490,906

OTHER ASSETS LESS LIABILITIES, NET - 0.31%		130,528

NET ASSETS - 100.00%		$41,621,434

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(d) Security is exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. The value of the securities totaled $52,513 or 0.13% of net assets.

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2020.

ADR - American Depository Receipt

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs.

FRN - Floating Rate Note is a debt instrument whose coupon rate is variable and it tied to a benchmark rate such as LIBOR or the US Treasury Bill rate.

3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

CPI (YoY)- Consumer Price Index (Year over Year) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares/Principal		Value

CORPORATE BONDS - 48.53% (c)

Accident & Health Insurance - 0.69%
75,000	Unum Group, 4.000%, due 3/15/24	$ 81,313

Air Transportation, Scheduled - 1.28%
150,000	United Airlines Holdings, Inc., 6.000%, due 12/01/20	150,375

Beverages - 0.92%
100,000	Keurig Dr. Pepper, Inc., 3.130%, due 12/15/23	107,614

Biological Products (No Diagnostic Substances) - 0.18%
20,714	Amgen, Inc., 3.875%, due 11/15/21	21,394

Computer & Office Equipment - 0.89%
100,000	Hewlett-Packard, 4.375%, due 9/15/21	103,911

Computer Communications Equipment - 0.72%
75,000	Juniper Networks, Inc., 4.500%, due 3/15/24	84,312

Computer Storage Devices - 0.44%
50,000	EMC Corp., 3.375%, due 6/01/23	51,625

Container & Packaging - 0.45%
50,000	Ball Corp., 5.000%, due 3/15/22	53,073

Crude Petroleum & Natural Gas - 0.85%
100,000	Murphy Oil Corp., 4.000%, due 6/01/22	99,375

Dental Equipment & Supplies - 0.87%
100,000	DENTSPLY International, Inc., 4.125%, due 8/15/21	102,338

Distribution/Wholesale - 0.87%
100,000	Ingram Micro, Inc., 5.000%, due 8/10/22	101,507

Electric & Other Services Combined - 0.78%
100,000	PPL Energy Supply LLC., 4.600%, due 12/15/21	92,000

Electric Services - 1.33%
50,000	Southern California Edison Co. Series E, 6.250%, to 2/01/22 (a) (b)	49,648
100,000	Southern Co., 2.950%, due 7/01/23	106,318
		155,966
Electronic & Other Electrical Equipment (No Computer Equip) - 0.60%
100,000	General Electric Co. Series A, 4.000%, to 6/15/22 (a) (b)	70,750

Food & Kindred Products - 0.71%
80,000	Conagra Foods, Inc., 9.750%, due 3/01/21	83,518

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

General Building Contractors - Residential Buildings - 0.46%
50,000	Lennar Corp., 4.875%, due 12/15/23	$ 53,625

Healthcare Providers & Services - 0.44%
50,000	CommonSpirit Health, 2.950%, due 11/01/22	52,125

Hospital & Medical Service Plans - 0.22%
25,000	Anthem, Inc., 3.700%, due 8/15/21	25,581

Hotels & Motels - 0.86%
100,000	Wyndham Worldwide Corp., 5.625%, due 3/01/21	100,500

Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 0.66%
75,000	Cintas Corp. No. 2, 4.300%, due 6/01/21	77,207

Miscellaneous Business Credit Institution - 0.81%
100,000	Ford Motor Credit Co. LLC., 4.200%, due 2/20/27	94,630

National Commercial Banks - 4.25%
100,000	Banc of California, Inc., 5.250%, due 4/15/25	102,105
150,000	Citigroup, Inc. Series R, 6.125%, to 11/15/20 (a) (b)	150,922
150,000	JPMorgan & Chase Co. Series B, 0.751%, due 2/01/27 (3-month US Libor + .50%) FRN	136,541
100,000	Old National Bancorp, 4.125%, due 8/15/24	108,119
		497,687
Natural Gas Distribution - 0.47%
50,000	National Fuel Gas Co., 5.200%, due 7/15/25	55,167

Pharmaceutical Preparations - 0.45%
50,000	AbbVie, Inc., 2.900%, due 11/06/22	52,581

Property & Casualty Insurance - 1.50%
150,000	Finial Holdings, Inc., 7.125%, due 10/15/23 (Switzerland)	175,460

Real Estate - 0.45%
50,000	Aurora Military Housing LLC., 5.350%, due 12/15/25 (d)	52,513

Retail - Department Stores - 0.31%
35,000	Dillards, Inc., 7.750%, due 7/15/26	36,159

Retail - Drug Stores & Proprietary Stores - 5.04%
200,000	CVS Health Corp., 3.500%, due 7/20/22	210,804
190,000	CVS Health Corp., 2.750%, due 12/01/22	198,998
175,000	Walgreens Boots Alliance, Inc., 3.300%, due 11/18/21	180,138
		589,940

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Retail - Shoe Stores - 1.36%
150,000	Foot Locker, Inc., 8.500%, due 1/15/22	$ 159,750

Rubber & Plastics Footwear - 1.34%
150,000	Nike, Inc., 2.250%, due 5/01/23	157,233

Security Brokers, Dealers & Flotation Companies - 2.25%
100,000	Morgan Stanley Series J, 4.085%, due 1/15/21 (b) **	98,594
150,000	The Charles Schwab Corp. Series G, 5.375%, to 6/01/25 (a) (b)	164,625
		263,219
Services - Business Services - 1.57%
80,000	EBay, Inc., 2.600%, due 7/15/22	82,736
100,000	Global Payments, Inc., 3.800%, due 4/01/21	101,691
		184,427
Services - Computer Programming Services - 1.04%
120,000	VeriSign, Inc., 4.625%, due 5/01/23	121,350

Services - Medical Laboratories - 0.89%
100,000	Laboratories Corp. of America Holdings, Inc., 3.200%, due 2/01/22	103,803

Services - Personal Services - 2.06%
225,000	H&R Block, Inc., 5.500%, due 11/01/22	241,110

Services - Prepackaged Software - 2.29%
50,000	NortonLifelock, Inc., 3.950%, due 6/15/22	51,501
50,000	NortonLifeLock, Inc., 4.200%, due 9/15/20	50,015
150,000	VMWare, Inc. 3.900%, due 8/31/27	166,549
		268,065
Services - Video Tape Rental - 0.87%
100,000	Netflix, Inc., 5.375%, due 2/01/21	101,875

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 0.32%
36,690	Procter & Gamble Co., 9.360%, due 1/01/21	38,002

State Commercial Banks - 4.40%
100,000	Bank of the Ozarks, 5.500%, to 7/01/21 (a) (maturity date: 7/01/26)	102,596
150,000	Eagle Bancorp, Inc., 5.750%, due 9/01/24	156,834
150,000	Fifth Third Bancorp Series L, 4.500%, to 9/30/25 (a) (b)	153,600
100,000	Home Bancshares, Inc., 5.625%, to 4/15/22 (a) (maturity date: 4/15/27)	102,172
		515,202
Telephone Communications (No Radio Telephone) - 0.54%
50,000	Indiana Bell Tel Co., Inc., 7.300%, due 8/15/26	62,917

Television Broadcasting Stations - 0.53%
54,000	CBS Broadcasting, Inc., 7.125%, due 11/01/23	62,170

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Wholesale - Groceries & Related Products - 1.57%
152,000	Sysco Corp., 6.500%, due 8/01/28	$ 183,448

TOTAL FOR CORPORATE BONDS (Cost $5,542,245) - 48.53%		5,684,817

EXCHANGE TRADED FUNDS - 3.76%
8,000	Invesco Variable Rate Preferred ETF	200,480
1,000	iShares US Preferred Stock ETF	36,700
4,000	JPMorgan Ultra-Short Income ETF	203,480
TOTAL FOR EXCHANGE TRADED FUNDS (Cost $444,956) - 3.76%		440,660

MUNICIPAL BONDS - 25.67% (c)

Arizona - 0.55%
40,000	City of Pheonix, AZ, 2.717%, due 7/01/22	41,572
20,000	Maricopa County School District No. 66 Roosevelt Elementary 6.243%, due 7/01/26	23,216
		64,788
California - 1.49%
50,000	Sacramento, CA Pension Oblg. Series A, 6.420%, due 8/01/23	58,202
95,000	Sacramento Cnty., CA Pension Oblg., 6.625%, due 8/01/24	115,941
		174,143
Connecticut - 0.19%
20,000	Stratford CT Taxable, 5.750%, due 8/15/30	21,905

Florida - 1.55%
30,000	Osceola County, FL 6.020%, due 10/01/26	31,787
150,000	Palm Beach County, FL Solid Waste Authority Taxable-Ref, 1.789%, due 10/01/20	150,200
		181,987
Georgia - 0.87%
45,000	Atlanta Development Authority, 3.750%, due 1/01/21	45,299
50,000	Georgia Local Government, 4.750%, due 6/01/28	56,453
		101,752
Illinois - 3.14%
160,000	Carol Stream Park District, IL, 4.400%, due 11/01/20	161,035
50,000	Chicago, IL Build America Bonds - Series B, 4.564%, due 12/01/20	50,060
45,000	Eastern IL University Build America Bond, 5.900%, due 4/01/23	44,773
15,000	Rosemont, IL Ref Bds Series A, 5.375%, due 12/1/25	17,376
30,000	Saint Clair County, IL School District No. 189 East St. Louis, 4.000%, due 1/01/21	30,024
53,182	State of Illinois, 4.950%, due 6/01/23	54,305
10,000	State of Illinois, 6.200%, due 7/01/21	10,210
		367,783

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Indiana - 5.26%
140,000	Beech Grove, IN Sch Bldg. Corp., 2.850%, due 7/5/25	$ 146,849
165,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 5.900%, due 7/15/26	165,685
100,000	Evansville-Vanderburgh, IN School Bldg. Corp. Series B, 6.150%, due 7/15/27	100,434
10,000	Indiana St Univ Revs BAB, 5.260%, due 4/01/24	10,030
50,000	Lake Station, IN, Multi Sch Bldg. Corp., Series B, 4.000%, due 7/15/22	51,391
50,000	Merrillville, IN, Multi Sch Bldg. Corp., Series B, 3.860%, due 7/15/23	52,617
40,000	Mt. Vernon of Hancock County Multi-School Bldg. Corp., 5.280%, due 7/15/29	43,540
20,000	Portage, IN, Industry Redevelopment District Tax, 7.250%, due 7/15/24	20,369
25,000	Warsaw Industry Redevelopment District Tax Taxable Special Taxing District Series A, 4.750%, due 2/01/26	25,325
		616,240
Iowa - 0.50%
59,000	Iowa Tobacco Settlement Authority, 6.500%, due 6/01/23	59,053

Kentucky - 0.17%
20,000	Kentucky St Mun Pwr Agy, 5.910%, due 9/01/25	20,000

Minnesota - 0.87%
100,000	University of Minnesota, 2.485%, due 8/01/21	101,705

Mississippi - 0.09%
10,000	Jackson, MS Mun Arpt Auth. Series C, 4.900%, due 10/01/21	10,174

Missouri - 0.82%
50,000	County of St. Louis, MO, 5.450%, due 12/01/31	50,621
20,000	Kansas City, MO Taxable Gen Obl Series B, 5.050%, due 2/01/23	20,063
25,000	Missouri State Health & Educational Fac., 5.800%, due 10/01/23	25,108
		95,792
New Jersey - 1.45%
100,000	City of Wildwood, NJ, 4.000%, due 11/01/21	102,725
65,000	Hudson County, NJ 6.890%, due 3/01/26	66,739
		169,464
New York - 4.79%
150,000	City of New York, NY, 1.980%, due 8/01/23	156,190
50,000	Erie County, NY Tobacco Asset Corp., 6.000%, due 6/01/28	50,029
75,000	Nassau County, NY Series F, 6.800%, due 10/01/27	75,314
150,000	New York City, NY Transitional Financial Authority Revenue Build American Bonds, 5.808%, due 8/01/30	150,658
125,000	Schenectady, NY Metroplex Development Authority Revenue Taxable Ref, 2.250%, due 8/01/23	129,036
		561,227

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Ohio - 1.43%
60,000	Bloom & Carroll Ohio Loc Sch Dist, 5.800%, due 12/01/25	$ 72,986
30,000	Cleveland, OH Income Tax Revenue Build America Bonds, 6.060%, due 10/01/26	33,259
60,000	Montgomery, OH Special Obligation Revenue Bond, 4.000%, due 10/01/27	61,571
		167,816
Oklahoma - 0.24%
25,000	Garfield County, OK, 6.000%, due 9/01/24	27,931

Oregon - 0.25%
25,000	Oregon State Sch Brds Assn Pension, Series B, 5.450%, due 6/30/24	29,345

Texas - 1.66%
20,000	Austin, TX Electric Utilitiy System Revenue Taxable Series A, 2.524%, due 11/15/23	21,218
25,000	City of Irving, TX, 5.657%, due 8/15/23	26,614
50,000	North Texas Tollway Authority, 8.410%, due 2/01/30	68,018
40,000	Reeves Cnty., TX Cops Taxable - Lease Rentals, 6.375%, due 12/01/21	41,243
35,000	Texas St. Taxable Refunding Public Finance Authority Series C, 2.531%, due 10/01/23	37,397
		194,490
Wisconsin - 0.35%
40,000	Public Finance Authority, WI, 5.750%, due 6/01/23	40,944

TOTAL FOR MUNICIPAL BONDS (Cost $2,963,742) - 25.67%		3,006,539

PREFERRED SECURITIES - 5.65%

Asset Management - 0.61%
3,000	B Riley Financial, Inc., 6.50%, due 09/30/26	71,340

National Commercial Banks - 3.52%
100,000	BAC Capital Trust XIII Series F, 4.000% (b) **	96,138
150,000	PNC Financial Services Group, Inc., 0.816%, due 6/01/28 (3-month Libor + 0.57%) FRN	137,390
200,000	USB Capital IX, 3.500%, (3-month Libor + 1.02) (b) **	178,250
		411,778
State Commercial Banks - 0.66%
4,000	Medallion Bank Utah Series F, 8.000%, to 4/01/25 (a) (b)	77,320

Telephone Communications (No Radio Telephone) - 0.87%
4,000	US Cellular Corp., 6.950%, due 5/15/60	101,840

TOTAL FOR PREFERRED SECURITIES (Cost $685,955) - 5.65%		662,278

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

STRUCTURED NOTES - 4.53% (c)

Commercial Banks - 0.85%
100,000	Barclays Bank Plc. Series GMTN, 0.81793%, due 9/25/20 (1-month CPI (YoY) + 0.70%) (United Kingdom) FRN	$ 99,839

National Commercial Banks - 1.87%
82,000	Bank of America Corp. Series MTN, 1.768%, due 6/24/30 **	68,200
80,000	Bank of America Corp. Series MTN, 1.46%, due 7/14/31 **	60,700
100,000	Key Corp. 1.03613%, due 7/01/28 (3-month US Libor + 0.74%) FRN	89,917
		218,817
Security Brokers, Dealers & Flotation Companies - 1.81%
100,000	Goldman Sachs Group, Inc. Series MTN, 1.2834% (maturity date: 12/13/28) **	98,847
120,000	Goldman Sachs Group, Inc., 2.5585% (maturity date: 11/13/28) **	112,800
		211,647

TOTAL FOR STRUCTURED NOTES (Cost $534,699) - 4.53%		530,303

MONEY MARKET FUND - 11.12%
1,303,100	Federated Treasury Obligation Fund - Institutional Shares 0.04% ** (Cost $1,303,100) - 11.12%	1,303,100

TOTAL INVESTMENTS (Cost $11,474,697) - 99.26%		11,627,697

OTHER ASSETS LESS LIABILITIES, NET - 0.74%		87,062

NET ASSETS - 100.00%		$11,714,759

(a) Security converts to floating rate after the indicated fixed-rate coupon period.

(b) Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.

(c) All Corporate Bonds, Municipal Bonds and Structured Notes are categorized as Level 2 of the fair value hierarchy. Refer to Note 3 of the accompanying notes to the financial statements for additional information.

(d) Security is exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund's liquidity guidelines. The value of the securities totaled $52,513 or 0.45% of net assets.

** Variable rate security; the coupon rate shown represents the yield at August 31, 2020.

FRN- Floating Rate Note is a debt instrument whose coupon rate is variable and is tied to a benchmark rate such as LIBOR or the US Treasury Bill rate.

LIBOR- London Inter-Bank Offer Rate, which is an international interest rate benchmark that almost all banks use as reference to set their funding costs. 3-month is the period where it is a fixed period of 3 months a lender will lend at that cost.

CPI (YoY)- Consumer Price Index (Year over Year) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares/Principal		Value

COMMON STOCKS - 96.78%

Air Courier Services - 2.01%
2,000	FedEx Corp.	$ 439,680

Beverages - 1.58%
7,000	Coca-Cola Co.	346,710

Biological Products (No Diagnostic Substances) - 2.05%
4,800	CRISPR Therapeutics AG (Switzerland) *	448,608

Computer & Office Equipment - 1.98%
10,273	Cisco Systems, Inc.	433,726

Electric Services - 3.43%
2,690	NextEra Energy, Inc.	750,967

Electronic Computers - 3.66%
6,200	Apple, Inc.	800,048

Fire, Marine & Casualty Insurance - 1.79%
1,800	Berkshire Hathaway, Inc. Class B *	392,472

Guided Missiles & Space Vehicles & Parts - 1.09%
612	Lockheed Martin Corp.	238,839

Hospital & Medical Service Plans - 2.30%
8,200	Centene Corp. *	502,824

Industrial Inorganic Chemicals - 1.94%
1,700	Linde Plc. (United Kingdom)	424,558

Industrial Instruments for Measurement, Display & Control - 2.10%
3,850	MKS Instruments, Inc.	460,191

Measuring & Controlling Devices - 2.55%
1,300	Thermo Fisher Scientific, Inc.	557,674

Motor Vehicles & Passenger Car Bodies - 0.44%
12,500	REV Group, Inc.	96,875

National Commercial Banks - 2.83%
12,000	Bank of America Corp.	308,880
3,100	JP Morgan Chase & Co.	310,589
		619,469
Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.34%
700	Intuitive Surgical, Inc. *	511,588

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Personal Credit Institutions - 1.21%
5,000	Discover Financial Services	$ 265,400

Petroleum Refining - 1.13%
2,950	Chevron Corp.	247,593

Pharmaceutical Preparations - 3.92%
4,400	Abbott Laboratories	481,668
4,400	Merck & Co., Inc.	375,188
		856,856
Railroads, Line-Haul Operating - 1.85%
2,100	Union Pacific Corp.	404,124

Retail - Building Materials, Hardware, Garden Supply - 1.12%
1,650	Tractor Supply Co.	245,570

Retail - Catalog & Mail-Order Houses - 3.42%
217	Amazon.com, Inc. *	748,858

Retail - Drug Stores and Proprietary Stores - 1.90%
6,700	CVS Health Corp.	416,204

Retail - Eating & Drinking Places - 1.74%
4,500	Starbucks Corp.	380,115

Retail - Eating Places - 3.64%
316	Chipotle Mexican Grill, Inc. *	414,048
1,790	McDonald's Corp.	382,201
		796,249
Retail - Lumber & Other Building Materials Dealers - 2.08%
1,600	Home Depot, Inc.	456,064

Retail - Retail Stores - 1.59%
1,500	Ulta Beauty, Inc. *	348,270

Semiconductors & Related Devices - 7.30%
7,000	Intel Corp.	356,650
1,100	NVIDIA Corp.	588,478
4,500	Skyworks Solutions, Inc.	651,825
		1,596,953
Services - Business Services - 5.11%
3,300	PayPal Holdings, Inc. *	673,662
2,100	Visa, Inc. Class A	445,179
		1,118,841

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Services - Computer Programming, Data Processing, Etc. - 5.62%
359	Alphabet, Inc. Class A *	$ 585,001
2,200	Facebook, Inc. Class A *	645,040
		1,230,041
Services - Equipment Rental & Leasing - 1.51%
1,870	United Rentals, Inc. *	331,084

Services - Medical Laboratories - 3.97%
4,600	Guardant Health, Inc. *	439,300
2,450	Laboratory Corp. of America Holdings *	430,587
		869,887
Services - Miscellaneous Health & Allied Services - 1.87%
2,200	ICON Plc. (Ireland) *	410,102

Services - Offices & Clinics of Doctors of Medicine - 2.96%
3,000	Teladoc Health, Inc. *	647,070

Services - Prepackaged Software - 6.52%
1,045	Adobe, Inc. *	536,493
6,200	Cloudflare, Inc. Class A *	237,212
2,900	Microsoft Corp.	654,037
		1,427,742
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.09%
3,300	Procter & Gamble Co.	456,489

Surgical & Medical Instruments & Apparatus - 1.72%
1,900	Stryker Corp.	376,504

Telephone Communications (No Radio Telephone) - 1.98%
7,300	Verizon Communications, Inc.	432,671

Television Broadcasting Stations - 0.44%
5,000	Liberty Media Corp. - Liberty Braves Group Series C *	97,150

TOTAL FOR COMMON STOCKS (Cost $13,702,797) - 96.78%		21,184,066

REAL ESTATE INVESTMENT TRUST - 2.09%
1,840	American Tower Corp.	458,436
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $300,522) - 2.09%		458,436

MONEY MARKET FUND - 1.07%
233,378	Federated Treasury Obligation Fund - Institutional Shares 0.04% ** (Cost $233,378) - 1.07%	233,378

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Value

TOTAL INVESTMENTS (Cost $14,236,697) - 99.94%	$21,875,880

OTHER ASSETS LESS LIABILITIES, NET - 0.06%	13,368

NET ASSETS - 100.00%	$21,889,248

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2020.

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares/Principal		Value

COMMON STOCKS - 85.00%

Canned Fruits, Veg & Preserves, Jam & Jellies - 2.68%
3,900	J.M. Smucker Co.	$ 468,702

Computer & Office Equipment - 4.53%
10,300	Cisco Systems, Inc.	434,866
2,900	International Business Machines Corp.	357,599
		792,465
Computer Storage Devices - 1.92%
7,000	Seagate Technology Plc. (Ireland)	335,930

Converted Paper & Paperboard Products (No Container/Boxes) - 2.61%
2,900	Kimberly Clark Corp.	457,504

Crude Petroleum & Natural Gas - 1.85%
8,200	Total S.A. ADR	324,474

Electric & Other Services Combined - 6.09%
5,350	Consolidated Edison, Inc.	381,669
4,300	Duke Energy Corp.	345,462
9,200	Exelon Corp.	339,572
		1,066,703
Electric Services - 6.41%
4,500	American Electric Power Co., Inc.	354,735
3,900	Entergy Corp.	386,646
7,300	Southern Co.	380,914
		1,122,295
Finance Services - 2.05%
32,000	Hercules Capital, Inc.	359,040

Guided Missiles & Space Vehicles & Parts - 2.23%
1,000	Lockheed Martin Corp.	390,260

Insurance Agents Brokers & Services - 2.65%
4,400	Arthur J Gallagher & Co.	463,320

Investment Advice - 1.72%
9,500	Lazard Ltd. Class A (Bermuda)	300,865

Misc Industrial & Commercial Machinery & Equipment - 2.51%
4,300	Eaton Corp. Plc. (Ireland)	439,030

National Commercial Banks - 2.71%
41,000	Regions Financial Corp.	473,960

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Natural Gas Transmission - 1.58%
20,000	Kinder Morgan, Inc.	$ 276,400

Paper Mills - 2.00%
9,680	International Paper Co.	351,094

Petroleum Refining - 4.91%
5,000	Chevron Corp.	419,650
11,000	Exxon Mobil Corp.	439,340
		858,990
Pharmaceutical Preparations - 14.80%
6,350	AbbVie, Inc.	608,140
5,225	Bristol Myers Squibb Co.	324,995
8,100	GlaxoSmithKline Plc. ADR	320,760
2,500	Johnson & Johnson	383,525
5,100	Merck & Co., Inc.	434,877
13,700	Pfizer, Inc.	517,723
		2,590,020
Retail - Drug Stores and Proprietary Stores - 2.27%
6,400	CVS Health Corp.	397,568

Search, Detection, Navigation, Guidance, Aeronautical Systems - 2.31%
3,900	Garmin Ltd. (Switzerland)	404,079

Semiconductors & Related Devices - 4.35%
7,500	Intel Corp.	382,125
2,670	Texas Instruments, Inc.	379,540
		761,665
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 2.61%
3,300	Procter & Gamble Co.	456,489

Telephone Communications (No Radio Telephone) - 6.33%
11,600	AT&T, Inc.	345,796
7,400	BCE, Inc.	318,274
7,500	Verizon Communications, Inc.	444,525
		1,108,595
Trucking & Courier Services - 3.88%
4,150	United Parcel Service, Inc. Class B	679,023

TOTAL FOR COMMON STOCKS (Cost $13,382,506) - 85.00%		14,878,471

REAL ESTATE INVESTMENT TRUSTS - 13.17%
11,860	American Campus Communities, Inc.	402,054
2,700	Crown Castle International Corp.	440,775
3,400	Digital Realty Trust, Inc.	529,210

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

REAL ESTATE INVESTMENT TRUSTS – (Continued)
16,500	Iron Mountain, Inc.	$ 496,485
6,300	W.P. Carey, Inc.	437,031
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $1,964,191) - 13.17%		2,305,555

MONEY MARKET FUND - 1.51%
263,677	Federated Treasury Obligation Fund - Institutional Shares 0.04% ** (Cost $263,677) - 1.51%	263,677

TOTAL INVESTMENTS (Cost $15,610,374) - 99.68%		17,447,703

OTHER ASSETS LESS LIABILITIES, NET - 0.32%		55,904

NET ASSETS - 100.00%		$17,503,607

** Variable rate security; the coupon rate shown represents the yield at August 31, 2020.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares/Principal		Value

COMMON STOCKS - 95.27%

Air Courier Services - 3.20%
286	FedEx Corp.	$ 62,874

Aircraft Engines & Engine Parts - 3.11%
369	Honeywell International, Inc.	61,088

Biological Products (No Diagnostic Substances) - 2.48%
169	Biogen, Inc. *	48,611

Electric Services - 3.00%
211	NextEra Energy, Inc.	58,905

Electromedical & Electrotherapeutic Apparatus - 3.06%
560	Medtronic Plc. (Ireland)	60,183

Electronic Computers - 4.54%
384	Apple, Inc.	49,551
600	Dell Technologies, Inc. Class C *	39,648
		89,199
Food & Kindred Products - 1.59%
259	Nestle S.A. ADR	31,185

Hospital & Medical Service Plans - 2.13%
681	Centene Corp. *	41,759

Measuring & Controlling Devices - 3.17%
145	Thermo Fisher Scientific, Inc.	62,202

Motor Vehicles & Passenger Car Bodies - 0.74%
1,872	Rev Group, Inc.	14,508

National Commercial Banks - 6.05%
1,150	Citigroup, Inc.	58,788
600	JPMorgan Chase & Co.	60,114
		118,902
Petroleum Refining - 1.45%
340	Chevron Corp.	28,536

Pharmaceutical Preparations - 9.85%
589	Bristol Myers Squibb Co.	36,636
292	Johnson & Johnson	44,796
598	Merck & Co., Inc.	50,991
1,617	Pfizer, Inc.	61,106
		193,529

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Radio & TV Broadcasting & Communications Equipment - 2.29%
377	Qualcomm, Inc.	$ 44,901

Railroads, Line-Haul Operating - 2.94%
300	Union Pacific Corp.	57,732

Retail - Catalog & Mail-Order Houses - 2.64%
15	Amazon.com, Inc. *	51,764

Retail - Drug Stores and Proprietary Stores - 3.01%
950	CVS Health Corp.	59,014

Retail - Lumber & Other Building Material Dealers - 2.74%
327	Lowe's Cos., Inc.	53,854

Retail - Variety Stores - 3.17%
449	WalMart, Inc.	62,344

Semiconductors & Related Devices - 8.16%
114	Broadcom, Inc.	39,575
900	Intel Corp.	45,855
140	NVIDIA Corp.	74,897
		160,327
Services - Business Services - 8.81%
208	Accenture Plc. Class A (Ireland)	49,905
194	MasterCard, Inc. Class A	69,489
263	PayPal Holdings, Inc. *	53,689
		173,083
Services - Computer Programming, Data Processing, Etc. - 6.31%
40	Alphabet, Inc. Class A *	65,181
200	Facebook, Inc. Class A *	58,640
		123,821
Services - Prepackaged Software - 7.16%
93	Adobe, Inc. *	47,745
138	Intuit, Inc.	47,664
200	Microsoft Corp.	45,106
		140,515
Telephone Communications (No Radio Telephone) - 2.91%
965	Verizon Communications, Inc.	57,196

Television Broadcasting Stations - 0.76%
763	Liberty Media Corp. - Liberty Braves Group Series C *	14,825

TOTAL FOR COMMON STOCKS (Cost $1,645,396) - 95.27%		1,870,857

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

REAL ESTATE INVESTMENT TRUSTS - 1.60%
816	Duke Realty Corp.	$ 31,457
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $27,953) - 1.60%		31,457

MONEY MARKET FUND - 3.03%
59,407	Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Class - 1.00% ** (Cost $59,407) - 3.03%	59,407

TOTAL INVESTMENTS (Cost $1,732,756) - 99.90%		1,961,721

OTHER ASSETS LESS LIABILITIES, NET - 0.10%		2,061

NET ASSETS - 100.00%		$ 1,963,782

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2020.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2020

Shares/Principal		Value

COMMON STOCKS - 89.04%

Air Transportation, Scheduled - 0.15%
100	Skywest, Inc.	$ 3,365

Beverages - 0.87%
400	Coca-Cola Co.	19,812

Chemicals & Allied Products - 1.41%
329	Balchem Corp.	32,143

Construction Special Trade Contractors - 3.04%
450	TopBuild Corp. *	69,210

Cutlery, Handtools & General Hardware - 1.79%
413	Simpson Manufacuring Co., Inc.	40,614

Electric Services - 1.19%
848	OGE Energy Corp.	27,017

Electric & Other Services Combined - 0.16%
100	Avista Corp.	3,686

Electromedical & Electrotherapeutic Apparatus - 0.95%
250	Conmed Corp.	21,578

Electronic Components & Accessories - 0.77%
100	Universal Display Corp.	17,550

Electronic Computers - 3.47%
456	Apple, Inc.	58,842
300	Omnicell, Inc. *	20,004
		78,846
Fabricated Rubber Products - 1.54%
50	Carlisle Cos., Inc.	6,548
100	West Pharmaceutical Services, Inc.	28,396
		34,944
Fats & Oils - 0.96%
683	Darling Ingredients, Inc. *	21,836

Fire, Marine & Casualty Insurance - 1.39%
20	Alleghany Corp.	11,091
94	Berkshire Hathaway, Inc. Class B *	20,496
		31,587
Footwear (No Rubber) - 0.37%
400	Steven Madden, Ltd.	8,464

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Gas & Other Services Combined - 0.91%
600	UGI Corp.	$ 20,718

Guided Missiles & Space Vehicles & Parts - 1.33%
731	Aerojet Rocketdyne Holdings, Inc. *	30,241

Hospital & Medical Service Plans - 0.96%
70	United Health Group, Inc.	21,879

Industrial Instruments for Measurement, Display & Control - 1.79%
589	Cognex Corp.	40,753

Instruments for Measuring & Testing of Electricity & Electrical Signals - 2.36%
631	Teradyne, Inc.	53,616

Insurance Agents Brokers & Services - 1.72%
845	Brown & Brown, Inc.	39,208

In Vitro & In Vivo Diagnostic Substances - 2.51%
750	Neogen Corp. *	57,150

Life Insurance - 0.20%
50	Reinsurance Group of America, Inc.	4,584

Measuring & Controlling Devices - 1.83%
793	Trimble, Inc. *	41,561

National Commercial Banks - 3.87%
938	Bank of America Corp.	24,144
618	Community Bank Systems, Inc.	37,185
238	JP Morgan Chase & Co.	23,845
116	Wells Fargo & Co.	2,801
		87,975
Paints, Varnishes, Lacquers, Enamels, & Allied Products - 2.14%
575	RPM International, Inc.	48,743

Petroleum Refining - 1.73%
100	Chevron Corp.	8,393
774	Exxon Mobil Corp.	30,914
		39,307
Pharmaceutical Preparations - 3.46%
250	Johnson & Johnson	38,353
250	Merck & Co., Inc.	21,318
500	Pfizer, Inc.	18,895
		78,566
Real Estate Agents & Managers (For Other) - 0.11%
25	Jones Lang Lasalle, Inc.	2,576

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Retail - Auto Dealers & Gasoline Stations - 2.45%
224	Lithia Motors, Inc. Class A	$ 55,767

Retail - Catalog & Mail-Order Houses - 3.04%
20	Amazon.com, Inc. *	69,019

Retail - Furniture Stores - 0.73%
50	RH-Restoration Hardware *	16,528

Retail - Lumber & Other Building Materials Dealers - 2.51%
200	Home Depot, Inc.	57,008

Search, Detection, Navigation, Guidance, Aeronautical & Nautical Systems & Instruments - 0.34%
25	Teledyne Technologies, Inc. *	7,840

Semiconductors & Related Devices - 2.68%
400	Intel Corp.	20,380
3,033	Viavi Solutions, Inc. *	40,445
		60,825
Services - Business Services - 6.94%
129	Fair Isaac, Inc. *	54,282
162	MasterCard, Inc. Class A	58,027
177	Visa, Inc. Class A	37,522
50	Wex, Inc. *	7,986
		157,817
Services - Computer Programming, Data Processing, Etc. - 8.71%
25	Alphabet, Inc. Class A *	40,738
35	Alphabet, Inc. Class C *	57,196
162	Facebook, Inc. Class A *	47,498
150	Factset Research Systems, Inc.	52,560
		197,992
Services - Educational Services - 0.45%
100	Strategic Education, Inc.	10,257

Services - Home Health Care Services - 0.46%
50	LHC Group, Inc. *	10,422

Services - Management Consulting Services - 2.41%
680	Exponent, Inc.	54,709

Services - Miscellaneous Amusement & Recreation - 1.33%
230	Walt Disney Co.	30,330

Services - Personal Services - 0.51%
60	UniFirst Corp.	11,557

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Shares/Principal		Value

Services - Prepackaged Software - 2.69%
210	Microsoft Corp.	$ 47,361
40	Tyler Technologies, Inc. *	13,812
		61,173
Services - Testing Laboratories - 1.03%
600	NeoGenomics, Inc. *	23,370

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.62%
266	Procter & Gamble Co.	36,796

Special Industry Machinery - 2.47%
1,087	Brooks Automation, Inc.	56,122

Special Industry Machinery (No Metalworking Machinery) - 0.45%
100	John Bean Technologies Corp.	10,251

State Commercial Banks - 0.31%
200	Glacier Bancorp, Inc.	7,017

Telephone Communications (No Radio Telephone) - 1.37%
450	AT&T, Inc.	13,415
300	Verizon Communications, Inc.	17,781
		31,196
Water Supply - 3.33%
600	American States Water Co.	45,648
709	Essential Utilities, Inc.	30,133
		75,781
Wholesale - Groceries & Related Products - 0.23%
13	Domino's Pizza, Inc.	5,316

TOTAL FOR COMMON STOCKS (Cost $1,835,793) - 89.04%		2,024,622

REAL ESTATE INVESTMENT TRUST - 4.66%
315	Camden Property Trust	28,646
1,600	Medical Properties Trust, Inc.	29,728
100	National Retail Properties, Inc.	3,544
197	Omega Healthcare Investors, Inc.	6,101
372	Prologis, Inc.	37,892
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $113,025) - 4.66%		105,911

MONEY MARKET FUND - 6.59%
149,915	Morgan Stanley Institutional Liquidity Treasury Portfolio – Institutional Class - 1.00% ** (Cost $149,915) - 6.59%	149,915

TOTAL INVESTMENTS (Cost $2,098,733) - 100.29%		2,280,448

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2020

Value

LIABILITIES LESS OTHER ASSETS, NET - (0.29)%	$ (6,702)

NET ASSETS - 100.00%	$ 2,273,746

* Non-income producing

** Variable rate security; the coupon rate shown represents the yield at August 31, 2020.

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AUGUST 31, 2020

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Assets:
Investments in Securities, at Value (Cost $31,111,147, $11,474,697, $14,236,697, $15,610,374, $1,732,756, and $2,098,733, respectively)	$ 41,490,906	$11,627,697	$21,875,880	$17,447,703	$1,961,721	$2,280,448
Cash	6,843	1,740	-	-	-	8
Receivables:
Shareholder Subscriptions	11,190	2,727	6,684	5,164	-	-
Securities Sold	-	-	-	-	-	-
Due from Advisor	-	267	-	-	1,975	200
Interest	94,560	93,385	7	20	72	1
Dividend	58,643	700	23,728	76,127	2,459	2,155
Prepaid Expenses	16,437	8,933	9,070	16,208	8,074	1,430
Total Assets	41,678,579	11,735,449	21,915,369	17,545,222	1,974,301	2,284,242
Liabilities:
Payables:
Shareholder Redemptions	11,918	11,404	3,811	24,932	-	-
Securities Purchased	-	-	-	-	-	-
Due to Advisor	24,089	-	12,456	6,318	-	-
Due to Compliance Officer	214	60	107	93	11	11
Due to Trustees	771	235	403	513	48	80
Due to Transfer Agent	3,671	2,575	2,575	2,575	1,050	1,050
Accrued Expenses	16,482	6,416	6,769	7,184	9,410	9,355
Total Liabilities	57,145	20,690	26,121	41,615	10,519	10,496
Net Assets	$ 41,621,434	$11,714,759	$21,889,248	$17,503,607	$1,963,782	$2,273,746

Net Assets Consist of:
Paid In Capital	$ 31,899,940	$12,004,914	$14,443,888	$18,991,429	$1,891,595	$2,254,672
Distributable Earnings (Deficit)	9,721,494	(290,155)	7,445,360	(1,487,822)	72,187	19,074
Net Assets (unlimited shares authorized; 2,980,580, 600,383, 400,258, 921,829, 94,991, and 220,225 shares outstanding, respectively)
	$ 41,621,434	$11,714,759	$21,889,248	$17,503,607	$1,963,782	$2,273,746
Net Asset Value and Offering Price Per Share	$ 13.96	$ 19.51	$ 54.69	$ 18.99	$ 20.67	$ 10.32

Redemption Price Per Share ($13.96 x 0.99), ($19.51 x 0.99), ($54.69 x 0.99), ($18.99 x 0.99), ($20.67 x 0.99), & ($10.32 x 0.99), respectively *

	$ 13.82	$ 19.31	$ 54.14	$ 18.80	$ 20.46	$ 10.22

*The Funds will deduct a 1.00% redemption fee from redemption proceeds if purchased and redeemed within 90 days.

The accompanying notes are an integral part of these financial statements.

ARCHER  FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST, 31 2020 (b)

Investment Income:	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund (b)	Multi Cap Fund (b)
Dividends (net of foreign withholding taxes of $11,452, $0, $2, $8,204, $340, and $2, respectively)	$ 669,681	$ 28,104	$ 272,406	$ 784,178	$ 23,780	$ 25,016
Interest	401,209	392,112	3,914	5,545	286	101
Total Investment Income	1,070,890	420,216	276,320	789,723	24,066	25,117

Expenses:
Advisory Fees (a)	194,927	57,947	95,492	90,255	5,431	8,221
Administrative (a)	194,927	57,948	95,492	90,255	20,249	20,250
Transfer Agent	44,020	31,078	30,950	31,407	8,400	8,400
Registration	22,637	23,183	23,295	22,501	4,583	544
Legal	22,329	6,655	10,903	10,319	594	954
Audit	23,890	7,618	10,116	10,612	9,070	9,070
Compliance Officer Fees	2,587	899	1,351	1,192	72	104
Custody	7,299	3,609	3,976	3,926	1,799	1,399
Trustee	4,101	1,160	2,043	2,036	150	242
Miscellaneous	6,510	5,780	2,434	2,191	505	662
Insurance	3,113	987	1,491	1,498	-	-
Printing and Mailing	4,708	1,804	2,411	2,535	142	258
Total Expenses	531,048	198,668	279,954	268,727	50,995	50,104
Fees Waived and/or Reimbursed by the Advisor (a)	(63,223)	(87,409)	(45,043)	(91,827)	(37,960)	(34,482)
Net Expenses	467,825	111,259	234,911	176,900	13,035	15,622

Net Investment Income	603,065	308,957	41,409	612,823	11,031	9,495

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(761,600)	(25,978)	(95,801)	(2,940,116)	(158,001)	(163,870)
Net Change in Unrealized Appreciation on Derivatives	15,698	35,424	-	-	-	-
Net Change in Unrealized Appreciation on Investments	2,271,864	10,481	4,399,602	672,248	228,965	181,715
Net Realized and Unrealized Gain (Loss) on Investments	1,525,962	19,927	4,303,801	(2,267,868)	70,964	17,845

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,129,027	$ 328,884	$4,345,210	$(1,655,045)	$ 81,995	$ 27,340

(a) See Note 5 in the Notes to the Financial Statements.

(b) For the period December 30, 2019 (commencement of investment of operations) through August 31, 2020.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2020	8/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 603,065	$ 593,626
Net Realized Gain (Loss) on Investments	(761,600)	105,580
Capital Gain Distributions from Portfolio Companies	-	2,239
Net Change in Unrealized Appreciation on Investments	2,287,562	875,677
Net Increase in Net Assets Resulting from Operations	2,129,027	1,577,122

Distributions to Shareholders:
Distributions	(731,897)	(753,866)
Total Distributions	(731,897)	(753,866)

Capital Share Transactions:
Proceeds from Sale of Shares	5,677,683	4,555,121
Shares Issued on Reinvestment of Dividends	632,662	696,803
Early Redemption Fees (Note 2)	292	113
Cost of Shares Redeemed	(3,785,447)	(3,418,468)
Net Increase from Capital Share Transactions	2,525,190	1,833,569

Net Assets:
Net Increase in Net Assets	3,922,320	2,656,825
Beginning of Year	37,699,114	35,042,289
End of Year	$41,621,434	$37,699,114

Share Transactions:
Shares Sold	418,408	350,783
Shares Issued on Reinvestment of Dividends	48,180	55,708
Shares Redeemed	(289,270)	(263,574)
Net Increase in Shares	177,318	142,917
Outstanding at Beginning of Year	2,803,262	2,660,345
Outstanding at End of Year	2,980,580	2,803,262

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2020	8/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 308,957	$ 330,346
Net Realized Loss on Investments	(25,978)	(84,033)
Net Change in Unrealized Appreciation on Investments	45,905	444,995
Net Increase in Net Assets Resulting from Operations	328,884	691,308

Distributions to Shareholders:
Distributions	(310,527)	(332,551)
Total Distributions	(310,527)	(332,551)

Capital Share Transactions:
Proceeds from Sale of Shares	1,798,161	1,475,652
Shares Issued on Reinvestment of Dividends	264,882	311,940
Early Redemption Fees (Note 2)	1,627	-
Cost of Shares Redeemed	(2,301,414)	(1,701,778)
Net Increase (Decrease) from Capital Share Transactions	(236,744)	85,814

Net Assets:
Net Increase (Decrease) in Net Assets	(218,387)	444,571
Beginning of Year	11,933,146	11,488,575
End of Year	$11,714,759	$11,933,146

Share Transactions:
Shares Sold	92,781	77,505
Shares Issued on Reinvestment of Dividends	13,746	16,377
Shares Redeemed	(119,132)	(89,014)
Net Increase (Decrease) in Shares	(12,605)	4,868
Outstanding at Beginning of Year	612,988	608,120
Outstanding at End of Year	600,383	612,988

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2020	8/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 41,409	$ 64,190
Net Realized Gain (Loss) on Investments	(95,801)	968,827
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,399,602	(2,261,702)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,345,210	(1,228,685)

Distributions to Shareholders:
Distributions	(931,836)	(468,782)
Total Distributions	(931,836)	(468,782)

Capital Share Transactions:
Proceeds from Sale of Shares	2,068,884	2,581,060
Shares Issued on Reinvestment of Dividends	758,812	434,054
Early Redemption Fees (Note 2)	403	139
Cost of Shares Redeemed	(2,001,887)	(1,409,894)
Net Increase from Capital Share Transactions	826,212	1,605,359

Net Assets:
Net Increase (Decrease) in Net Assets	4,239,586	(92,108)
Beginning of Year	17,649,662	17,741,770
End of Year	$21,889,248	$17,649,662

Share Transactions:
Shares Sold	43,041	56,719
Shares Issued on Reinvestment of Dividends	15,861	10,640
Shares Redeemed	(43,169)	(30,425)
Net Increase in Shares	15,733	36,934
Outstanding at Beginning of Year	384,525	347,591
Outstanding at End of Year	400,258	384,525

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	8/31/2020	8/31/2019
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 612,823	$ 495,973
Net Realized Loss on Investments	(2,940,116)	(141,149)
Capital Gain Distributions from Portfolio Companies	-	21,739
Net Change in Unrealized Appreciation (Depreciation) on Investments	672,248	(749,443)
Net Decrease in Net Assets Resulting from Operations	(1,655,045)	(372,880)

Distributions to Shareholders:
Distributions	(634,165)	(496,735)
Total Distributions	(634,165)	(496,735)

Capital Share Transactions:
Proceeds from Sale of Shares	3,324,753	2,729,635
Shares Issued on Reinvestment of Dividends	523,189	479,060
Early Redemption Fees (Note 2)	409	84
Cost of Shares Redeemed	(1,864,116)	(1,148,733)
Net Increase from Capital Share Transactions	1,984,235	2,060,046

Net Assets:
Net Increase (Decrease) in Net Assets	(304,975)	1,190,431
Beginning of Year	17,808,582	16,618,151
End of Year	$17,503,607	$17,808,582

Share Transactions:
Shares Sold	159,027	127,398
Shares Issued on Reinvestment of Dividends	26,119	22,453
Shares Redeemed	(97,193)	(53,796)
Net Increase in Shares	87,953	96,055
Outstanding at Beginning of Year	833,876	737,821
Outstanding at End of Year	921,829	833,876

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended*
8/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 11,031
Net Realized Loss on Investments	(158,001)
Net Change in Unrealized Appreciation on Investments	228,965
Net Increase in Net Assets Resulting from Operations	81,995

Distributions to Shareholders:
Distributions	(9,808)
Total Distributions	(9,808)

Capital Share Transactions:
Proceeds from Sale of Shares	2,712,337
Shares Issued on Reinvestment of Dividends	9,547
Early Redemption Fees (Note 2)	35
Cost of Shares Redeemed	(830,324)
Net Increase from Capital Share Transactions	1,891,595

Net Assets:
Net Increase in Net Assets	1,963,782
Beginning of Period	-
End of Period	$ 1,963,782

Share Transactions:
Shares Sold	140,921
Shares Issued on Reinvestment of Dividends	575
Shares Redeemed	(46,505)
Net Increase in Shares	94,991
Outstanding at Beginning of Period	-
Outstanding at End of Period	94,991

*For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended*
8/31/2020
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 9,495
Net Realized Loss on Investments	(163,870)
Net Change in Unrealized Appreciation on Investments	181,715
Net Increase in Net Assets Resulting from Operations	27,340

Distributions to Shareholders:
Distributions	(8,266)
Total Distributions	(8,266)

Capital Share Transactions:
Proceeds from Sale of Shares	3,618,097
Shares Issued on Reinvestment of Dividends	8,266
Early Redemption Fees (Note 2)	-
Cost of Shares Redeemed	(1,371,691)
Net Increase from Capital Share Transactions	2,254,672

Net Assets:
Net Increase in Net Assets	2,273,746
Beginning of Period	-
End of Period	$ 2,273,746

Share Transactions:
Shares Sold	369,189
Shares Issued on Reinvestment of Dividends	970
Shares Redeemed	(149,934)
Net Increase in Shares	220,225
Outstanding at Beginning of Period	-
Outstanding at End of Period	220,225

*For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

The accompanying notes are an integral part of these financial statements.

ARCHER BALANCED FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 13.45	$ 13.17	$ 12.71	$ 11.85	$ 11.34

Income From Investment Operations:
Net Investment Income *	0.21	0.22	0.17	0.19	0.17
Net Gain (Loss) on Securities (Realized and Unrealized)	0.55	0.34	0.68	0.94	0.50
Total from Investment Operations	0.76	0.56	0.85	1.13	0.67

Distributions:
Net Investment Income	(0.21)	(0.21)	(0.17)	(0.19)	(0.16)
Realized Gains	(0.04)	(0.07)	(0.22)	(0.08)	0.00
Total from Distributions	(0.25)	(0.28)	(0.39)	(0.27)	(0.16)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 13.96	$ 13.45	$ 13.17	$ 12.71	$ 11.85

Total Return ***	5.79%	4.42%	6.75%	9.69%	6.02%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 41,621	$ 37,699	$ 35,042	$ 33,681	$ 29,526
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.36%	1.61%	1.62%	1.67%	1.73%
Ratio of Net Investment Income to Average Net Assets	1.38%	1.28%	0.91%	1.12%	0.99%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.55%	1.69%	1.33%	1.59%	1.52%
Portfolio Turnover	25.35%	13.91%	24.95%	17.91%	26.32%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 19.47	$ 18.89	$ 19.44	$ 19.71	$ 19.26

Income (Loss) From Investment Operations:
Net Investment Income *	0.51	0.53	0.53	0.56	0.54
Net Gain (Loss) on Securities (Realized and Unrealized)	0.05	0.58	(0.54)	(0.26)	0.43
Total from Investment Operations	0.56	1.11	(0.01)	0.30	0.97

Distributions:
Net Investment Income	(0.52)	(0.53)	(0.54)	(0.57)	(0.52)
Total from Distributions	(0.52)	(0.53)	(0.54)	(0.57)	(0.52)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 19.51	$ 19.47	$ 18.89	$ 19.44	$ 19.71

Total Return ***	2.93%	6.00%	(0.05)%	1.54%	5.14%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 11,715	$ 11,933	$ 11,489	$12,343	$11,973
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.71%	1.68%	1.68%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	1.91%	2.06%	2.06%	2.35%	2.32%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.96%	0.96%	0.96%	1.11%	1.18%
Ratio of Net Investment Income to Average Net Assets	2.67%	2.79%	2.78%	2.89%	2.79%
Portfolio Turnover	20.48%	11.64%	17.70%	21.32%	13.70%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER STOCK FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2020	8/31/2019	8/31/2018	8/31/2017	8/31/2016

Net Asset Value, at Beginning of Year	$ 45.90	$ 51.04	$ 42.87	$ 38.47	$ 39.86

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.10	0.17	(0.10)	(0.19)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	11.03	(3.99)	8.27	4.59	0.74
Total from Investment Operations	11.13	(3.82)	8.17	4.40	0.59

Distributions:
Net Investment Income	(0.15)	(0.13)	-	-	-
Realized Gains	(2.19)	(1.19)	-	-	(1.98)
Total from Distributions	(2.34)	(1.32)	-	-	(1.98)

Proceeds from Redemption Fees **	-	-	-	-	-

Net Asset Value, at End of Year	$ 54.69	$ 45.90	$ 51.04	$ 42.87	$ 38.47

Total Return ***	24.99%	(7.14)%	19.06%	11.44%	1.31%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 21,889	$ 17,650	$ 17,742	$14,342	$13,437
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.46%	1.74%	1.76%	1.85%	1.86%
Ratio of Net Investment Loss to Average Net Assets	(0.02)%	(0.13)%	(0.70)%	(0.92)%	(0.80)%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.28%	1.40%	1.45%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	0.38%	(0.22)%	(0.48)%	(0.39)%
Portfolio Turnover	22.05%	95.51%	31.43%	74.01%	87.75%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

ARCHER DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	8/31/2020	8/31/2019	8/31/2018	8/31/2017+

Net Asset Value, at Beginning of Year	$ 21.36	$ 22.52	$ 20.21	$ 20.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.69	0.63	0.60	0.63
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.35)	(1.16)	2.26	0.18
Total from Investment Operations	(1.66)	(0.53)	2.86	0.81

Distributions:
Net Investment Income	(0.71)	(0.63)	(0.55)	(0.60)
Total from Distributions	(0.71)	(0.63)	(0.55)	(0.60)

Proceeds from Redemption Fees **	-	-	-	-

Net Asset Value, at End of Year	$ 18.99	$ 21.36	$ 22.52	$ 20.21

Total Return ***	(7.87)%	(2.30)%	14.29%	4.04%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 17,504	$ 17,809	$ 16,618	$ 12,842
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.49%	1.72%	1.84%	1.98%
Ratio of Net Investment Income to Average Net Assets	2.90%	2.23%	1.94%	2.10%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%
Ratio of Net Investment Income to Average Net Assets	3.40%	2.96%	2.78%	3.09%
Portfolio Turnover	37.00%	19.29%	33.03%	31.15%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Amount less than $0.005 per share.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the year September 1, 2016 (commencement of investment operations) through August 31, 2017.

The accompanying notes are an integral part of these financial statements.

ARCHER FOCUS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Period Ended
	8/31/2020 +

Net Asset Value, at Beginning of Period	$ 20.00

Income From Investment Operations:
Net Investment Income *	0.12
Net Gain on Securities (Realized and Unrealized)	0.65
Total from Investment Operations	0.77

Distributions:
Net Investment Income	(0.10)
Total from Distributions	(0.10)

Proceeds from Redemption Fees	-

Net Asset Value, at End of Period	$ 20.67

Total Return **	3.96%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,964
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	4.68%	(a)
Ratio of Net Investment Loss to Average Net Assets	(2.46)%	(a)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.20%	(a)
Ratio of Net Investment Income to Average Net Assets	1.01%	(a)
Portfolio Turnover	56.25%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

ARCHER MULTI CAP FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Period Ended
	8/31/2020+

Net Asset Value, at Beginning of Period	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income *	0.04
Net Gain on Securities (Realized and Unrealized)	0.31
Total from Investment Operations	0.35

Distributions:
Net Investment Income	(0.03)
Total from Distributions	(0.03)

Proceeds from Redemption Fees	-

Net Asset Value, at End of Period	$ 10.32

Total Return **	3.55%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,274
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	3.05%	(a)
Ratio of Net Investment Loss to Average Net Assets	(1.51)%	(a)
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	0.95%	(a)
Ratio of Net Investment Income to Average Net Assets	0.58%	(a)
Portfolio Turnover	39.09%	(b)

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

+ For the period December 30, 2019 (commencement of investment operations) through August 31, 2020.

(a) Annualized

(b) Not annualized

The accompanying notes are an integral part of these financial statements.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2020

NOTE 1.  ORGANIZATION

The Archer Investment Series Trust, an Ohio business trust (the “Trust”), is an open-end, diversified, investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 7, 2009 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series.  The Trust currently consists of six funds: The Archer Balanced Fund (the “Balanced Fund”), the Archer Income Fund (the “Income Fund”), the Archer Stock Fund (the “Stock Fund”), the Archer Dividend Growth Fund (the “Dividend Growth Fund”), the Archer Focus Fund (the “Focus Fund), and the Archer Multi Cap Fund (the “Multi Cap Fund) (collectively referred to as the “Funds”).

The Balanced Fund commenced operations on September 27, 2005.  The investment objective of the Balanced Fund is total return.  Total return is comprised of both income and capital appreciation. The Income Fund and the Stock Fund each commenced investment operations on March 11, 2011. The investment objective of the Income Fund is income while secondarily striving for capital appreciation.  The investment objective of the Stock Fund is capital appreciation. The Archer Dividend Growth Fund commenced operations on September 1, 2016. The investment objective of the Dividend Growth Fund is to provide income and, as a secondary focus, long-term capital appreciation. The Focus Fund and Multi Cap Fund each commenced operations on December 30, 2019. The investment objective of the Focus Fund is long-term growth of capital. The investment objective of the Multi Cap Fund is long-term growth of capital. The investment advisor to the Funds is Archer Investment Corporation, Inc. (the “Advisor”).  See Note 5 for additional information regarding the Advisor.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes- The Funds make no provision for federal income or excise tax.  The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income.  The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains.  If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year/period ended August 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses are computed using the specific cost of the security.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the straight line method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The amounts may subsequently be reclassified upon receipt of information from the issuer.

Dividends and Distributions – The Funds typically will distribute substantially all of their net investment income in the form of dividends and capital gains to its shareholders. The Balanced Fund will distribute dividends quarterly and capital gains annually, and expects that distributions will consist primarily of ordinary income. The Income and Dividend Growth Fund will distribute dividends monthly and capital gains annually, and expect that distributions will consist primarily of ordinary income. The Stock Fund, Focus Fund, and Multi Cap Fund may distribute dividends quarterly and capital gains annually, and expect that distributions will consist primarily of ordinary income.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Redemption Fee - To discourage short-term trades by investors, the Funds will impose a redemption fee.  The Funds will each impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if shares are redeemed within 90 calendar days of purchase. For the year/period ended August 31, 2020, the Balanced

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Fund, Income Fund, Stock Fund, Dividend Growth Fund, Focus Fund, and Multi Cap Fund collected $292, $1,627, $403, $409, $35, and $0 in redemption fees, respectively.

Options - The Balanced and Income Funds may sell covered call options as part of their investment programs to obtain market exposure or to manage risk or hedge against adverse market conditions. When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund.  The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Structured Notes – The Balanced Fund and Income Fund invest in structured notes which are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. See Note 4 for additional information related to Structured Notes.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

Reclassifications – In accordance with GAAP, the Stock Fund recorded a permanent book/tax difference of $15,885 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

NOTE 3.  SECURITIES VALUATION

Processes and Structure

The Funds’ Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Funds’ NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund/notes, real estate investment trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Fixed income securities (corporate bonds, municipal bonds, preferred bonds and structured notes). The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Investments in open-end mutual funds including money market funds are valued at their closing net asset value each business day and are classified in Level 1 of the fair value hierarchy.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

The following table summarizes the inputs used to value Balanced Fund’s assets measured at fair value as of August 31, 2020:

BALANCED FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 25,759,097	$ -	$ -	$25,759,097
Corporate Bonds *	-	6,014,134	-	6,014,134
Exchange Traded Funds	2,113,270	-	-	2,113,270
Municipal Bonds	-	2,955,014	-	2,955,014
Real Estate Investment Trust	1,237,305	-	-	1,237,305
Preferred Securities	545,120	548,972	-	1,094,092
Structured Notes	-	217,339	-	217,339
Short-Term Investment	2,100,655	-	-	2,100,655
	$ 31,755,447	$9,735,459	$ -	$41,490,906

The following table summarizes the inputs used to value Income Fund’s assets measured at fair value as of August 31, 2020:

INCOME FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Corporate Bonds *	$ -	$ 5,684,817	$ -	$ 5,684,817
Exchange Traded Funds	440,660	-	-	440,660
Municipal Bonds	-	3,006,539	-	3,006,539
Preferred Securities	250,500	411,778	-	662,278
Structured Notes	-	530,303	-	530,303
Short-Term Investment	1,303,100	-	-	1,303,100
	$1,994,260	$ 9,633,437	$ -	$11,627,697

The following table summarizes the inputs used to value Stock Fund’s assets measured at fair value as of August 31, 2020:

STOCK FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 21,184,066	$ -	$ -	$21,875,880
Real Estate Investment Trusts	458,436			458,436
Short-Term Investment	233,378	-	-	233,378
	$ 21,875,880	$ -	$ -	$21,875,880

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

The following table summarizes the inputs used to value Dividend Growth Fund’s assets measured at fair value as of August 31, 2020:

DIVIDEND GROWTH FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 14,878,471	$ -	$ -	$14,878,471
Real Estate Investment Trusts	2,305,555	-	-	2,305,555
Short-Term Investment	263,677	-	-	263,677
	$ 17,447,703	$ -	$ -	$17,447,703

The following table summarizes the inputs used to value Focus Fund’s assets measured at fair value as of August 31, 2020:

FOCUS FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$1,870,857	$ -	$ -	$ 1,870,857
Real Estate Investment Trusts	31,457	-	-	31,457
Short-Term Investment	59,407	-	-	59,407
	$1,961,721	$ -	$ -	$ 1,961,721

The following table summarizes the inputs used to value Multi Cap Fund’s assets measured at fair value as of August 31, 2020:

MULTI CAP FUND	Financial Instruments—Assets

Categories	Level 1	Level 2	Level 3	Fair Value
Common Stocks *	$ 2,024,622	$ -	$ -	$ 2,024,622
Real Estate Investment Trusts	105,911	-	-	105,911
Short-Term Investment	149,915	-	-	149,915
	$ 2,280,448	$ -	$ -	$ 2,280,448

*Industry classifications of these categories are detailed on each Fund’s Schedule of Investments.

The Funds did not hold any Level 3 assets during the year ended August 31, 2020; therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

The Funds may use certain options (both traded on an exchange and over-the-counter), futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

As of August 31, 2020, there were no options outstanding in any Fund. The Funds did not have any options transactions during the year ended August 31, 2020.

The location on the Statement of Assets and Liabilities of the Balanced and Income Funds’ derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Asset Derivatives

Investment in Securities, at Value

Structured Notes

Balanced Fund

    $    217,339

Income Fund

    $    503,303

Unrealized gains and losses on derivatives during the year ended August 31, 2020, for the Balanced and Income Funds, are included in the Statement of Operations, in the location, “Net Change in Unrealized Appreciation on Derivatives” as follows:

Balanced Fund

 $ 15,698

Income Fund

$35,424

There were realized gains/(losses) of $140 and $(1,659) on sales of Structured Notes, included in the Statement of Operations, in the location, “Net Realized Loss on Investments” for the year ended August 31, 2020 for the Balanced and Income Funds, respectively.

NOTE 5.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Funds’ investments.  As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of each Fund’s average daily net assets.  For the year/period ended August 31, 2020, the Advisor accrued fees of $194,927 for the Balanced Fund, $57,947 for the Income Fund, $95,492 for the Stock Fund, $90,255 for the Dividend Growth Fund, $5,431 for the Focus Fund, and $8,221 for the Multi Cap Fund, before the waivers and reimbursements described below. At August 31, 2020, the Balanced Fund owed the Advisor $6,787, the Advisor waived all fees and owed the Income Fund $5,154 for reimbursement of expenses, the Stock Fund owed the Advisor $3,405, the Advisor waived all fees and owed the Dividend Growth Fund $1,089 for reimbursement of expenses, the Advisor waived all fees and owed the Focus Fund $4,558 for reimbursement of expenses, and the Advisor waived all fees and owed the Multi Cap Fund $2,783 for reimbursement of expenses, in advisory fees.

The Advisor also performs administrative duties for the Funds, in which the Advisor receives administrative fees. Administrative fees are paid according to the following schedule for each of the Funds: 0.50% on average net assets under $50 million, 0.07% on

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

assets from $50 million up to $100 million, 0.05% on average net assets over $100 million up to $150 million, and 0.03% on assets over $150 million. The minimum monthly fee is $2,500. During the year/period ended August 31, 2020, the Advisor earned administrative fees of $194,927 for the Balanced Fund, $57,948 for the Income Fund, $95,492 for the Stock Fund, $90,255 for the Dividend Growth Fund, $20,249 for the Focus Fund, and $20,250 for the Multi Cap Fund. At August 31, 2020, the Balanced Fund owed the Advisor $17,302, the Income Fund owed the Advisor $4,887, the Stock Fund owed the Advisor $9,051, the Dividend Growth Fund owed the Advisor $7,407, the Focus Fund owed the Advisor $2,583, and the Multi Cap Fund owed the Advisor $2,583 in administrative fees.

Archer Balanced Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests) do not exceed 1.20% of the Balanced Fund’s average daily net assets. For the year ended August 31, 2020, the Advisor waived fees of $63,223.  Each waiver or reimbursement by the Advisor is subject to repayment by the Balanced Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Balanced Fund is able to make the repayment without exceeding the 1.20% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2023 totaled $353,230.

The amounts subject to repayment by the Balanced Fund, pursuant to the aforementioned conditions, at August 31, 2020 were as follows:

Subject to Repayment
Amount	by August 31,
$145,092	2021
$144,915	2022
$ 63,223	2023

Archer Income Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Income Fund invests) do not exceed 0.96% of the Income Fund’s average daily net assets.  For the year ended August 31, 2020, the Advisor waived fees of $57,947 and reimbursed the Income Fund $29,462 in expenses.  Each waiver or reimbursement by the

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Advisor is subject to repayment by the Income Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Income Fund is able to make the repayment without exceeding the 0.96% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2023 totaled $258,369.

The amounts subject to repayment by the Income Fund, pursuant to the aforementioned conditions, at August 31, 2019 were as follows:

Subject to Repayment
Amount	by August 31,
$ 85,337	2021
$ 85,623	2022
$ 87,409	2023

Archer Stock Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Balanced Fund invests)  do not exceed 1.23% of the Stock Fund’s average daily net assets.  For the year ended August 31, 2020, the Advisor waived fees of $45,043.  Each waiver or reimbursement by the Advisor is subject to repayment by the Stock Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Stock Fund is able to make the repayment without exceeding the 1.23% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2023 totaled $209,246.

The amounts subject to repayment by the Stock Fund, pursuant to the aforementioned conditions, at August 31, 2020 were as follows:

Subject to Repayment
Amount	by August 31,
$ 77,426	2021
$ 86,777	2022
$ 45,043	2023

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Archer Dividend Growth Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Dividend Growth Fund invests) do not exceed 0.98% of the Dividend Growth Fund’s average daily net assets. For the year ended August 31, 2020, the Advisor waived fees of $90,255 and reimbursed the Dividend Growth Fund $1,572 in expenses.  Each waiver or reimbursement by the Advisor is subject to repayment by the Dividend Growth Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Dividend Growth Fund is able to make the repayment without exceeding the 0.98% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2023 totaled $342,607.

The amounts subject to repayment by the Dividend Growth Fund, pursuant to the aforementioned conditions, at August 31, 2020 were as follows:

Subject to Repayment
Amount	by August 31,
$126,345	2021
$124,435	2022
$ 91,827	2023

Archer Focus Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Focus Fund invests) do not exceed 1.20% of the Focus Fund’s average daily net assets. For the period ended August 31, 2020, the Advisor waived fees of $5,341 and reimbursed the Focus Fund $32,619 in expenses.  Each waiver or reimbursement by the Advisor is subject to repayment by the Focus Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Focus Fund is able to make the repayment without exceeding the 1.20% expense limitation. Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2023 totaled $37,960.

Subject to Repayment
Amount	by August 31,
$ 37,960	2023

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

Archer Multi Cap Fund

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through December 31, 2023 so that total annual operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Multi Cap invests) do not exceed 0.95% of the Multi Cap Fund’s average daily net assets. For the period ended August 31, 2020, the Advisor waived fees of $8,221 and reimbursed the Multi Cap Fund $26,261 in expenses.  Each waiver or reimbursement by the Advisor is subject to repayment by the Multi Cap Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred, provided that the Multi Cap Fund is able to make the repayment without exceeding the 0.95% expense limitation.  Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Advisor through August 31, 2023 totaled $34,482.

Subject to Repayment
Amount	by August 31,
$ 34,482	2023

Related Party

Umberto Anastasi is an officer of the Trust, and therefore an interested person.  Mr. Anastasi is an employee of Mutual Shareholder Services, LLC (“MSS”).  MSS is the transfer agent and fund accountant of the Funds. For the year ended August 31, 2020, MSS earned fees of $154,255 from the Trust. The Focus Fund and Multi Cap Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million.

Brandon Pokersnik is the chief compliance officer of the Trust as of November 2017, and therefore an interested person. Mr. Pokersnik is an employee of MSS. For the year ended August 31, 2020, Mr. Pokersnik earned fees of $6,205 from the Trust.

Troy Patton is an officer of the Trust and President of the Adviser, and therefore an interested person.  There are certain shareholders of the Funds that also have a direct, regular discretionary investment account with the Adviser.   As compensation for its management services for these particular shareholder accounts, the Adviser’s annual fee shall be 1% of the market value of the assets under management.  These fees are in addition to the Management Fees earned by the Adviser as reported on the Statement of Operations of each Fund and are included in shareholder redemptions in each Fund’s Statement of Changes in Net Assets. For the year ended August 31, 2020, the Advisor earned fees from these shareholder accounts in the amount of $7,976 from the Balanced Fund, $707 from the Income Fund, $4,073 from the Stock Fund and $497 from the Dividend Growth Fund.

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

NOTE 6.  INVESTMENTS

Archer Balanced Fund

For the year ended August 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $11,285,272 and $9,292,888, respectively.

Archer Income Fund

For the year ended August 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,210,886 and $3,759,557, respectively.

Archer Stock Fund

For the year ended August 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $4,422,369 and $4,143,494, respectively.

Archer Dividend Growth Fund

For the year ended August 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $8,804,821 and $6,444,365, respectively.

Archer Focus Fund

For the period ended August 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $2,665,482 and $834,132, respectively.

Archer Multi Cap Fund

For the period ended August 31, 2020, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were $3,018,483 and $905,795, respectively.

NOTE 7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940 as amended. As of August 31, 2020, First Clearing, LLC., for the benefit of it’s customers owned, in aggregate, approximately 33% of the voting securities of the Balanced Fund, approximately 34% of the voting securities of the Income Fund, approximately 41% of the voting securities of the Stock Fund, and approximately 38% of the voting securities of the Dividend Growth Fund, and may be

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

deemed to control each of the respective Funds. As of August 31, 2020, Wells Fargo Clearing Services, LLC., for the benefit of its customers owned, in aggregate, approximately 27% of the voting securities of the Income Fund, approximately 31% of the Dividend Growth Fund, approximately 70% of the Focus Fund, and approximately 89% of the Multi Cap Fund. As of August 31, 2020, NFS, LLC., for the benefit of its customers owned, in aggregate, approximately 27% of the Dividend Growth Fund, and approximately 29% of the Focus Fund.

NOTE 8.  TAX MATTERS

Each Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of August 31, 2020, the Trust’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

	Balanced Fund	Income Fund	Stock Fund	Dividend Growth Fund	Focus Fund	Multi Cap Fund
Unrealized Appreciation (Depreciation)	$10,373,264	$ 153,000	$ 7,639,183	$ 1,837,329	$ 228,965	$174,890
Undistributed Ordinary Income/(Loss)	109,915	-	2,136	14,385	1,223	1,229
Deferral of Post-October Capital Loss	(763,429)	(17,672)	(195,959)	(2,793,356)	(158,001)	(157,045)
Undistributed long-term capital gains/losses	1,744	-	-	-	-	-
Capital loss carryforward expiring +:
Short term (no expiration)	-	(194,508)	-	(227,331)	-	-
Long term (no expiration)	-	(230,975)	-	(318,849)	-	-
Total Distributable Earnings/(Deficit)	$ 9,721,494	$(290,155)	$ 7,445,360	$(1,487,822)	$ 72,187	$ 19,074

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s carryforward losses, post-October losses and post December losses are determined only at the end of each fiscal year. The Dividend Growth Fund utilized $12,407 of its capital loss carryforward during the year ended August 31, 2020.

+ The capital loss carryforward will be used to offset any capital gains realized by the Funds in future years.  The Funds will not make distributions from capital gains while a capital loss remains.

As of August 31, 2020 for U.S. Federal income tax purposes, the cost of securities owned, unrealized appreciation (depreciation) of investments for the Funds was as follows:

	Balanced	Income	Stock	Dividend	Focus	Multi
	Fund	Fund	Fund	Growth Fund	Fund	Cap Fund

Gross unrealized appreciation on investment securities	$10,855,338	$ 281,194	$ 7,969,133	$ 2,718,153	$ 280,683	$ 309,704
Gross unrealized depreciation on investment securities	(482,074)	(128,194)	(329,950)	(880,824)	(51,718)	(134,814)
Net unrealized appreciation	$10,373,264	$ 153,000	$ 7,639,183	$ 1,837,329	$ 228,965	$ 174,890

Tax cost of investments (including short- term investments) *	$31,117,642	$11,474,697	$14,236,697	$15,610,374	$1,732,756	$2,105,558

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

* The difference between book and tax cost represents disallowed wash sales for tax purposes for the Balanced Fund and Multi Cap Fund.

The Funds paid the following distributions for the years/periods ended August 31, 2020 and 2019, as applicable:

	Year Ended	$ Amount	Tax Character

Balanced Fund	8/31/2020	$ 624,079	Ordinary Income
Balanced Fund	8/31/2020	$ 107,818	Long term capital gain

Income Fund	8/31/2020	$ 310,527	Ordinary Income

Stock Fund	8/31/2020	$ 61,311	Ordinary Income
Stock Fund	8/31/2020	$ 870,525	Long term capital gain

Dividend Growth Fund	8/31/2020	$ 634,165	Ordinary Income

Focus Fund	8/31/2020	$ 9,808	Ordinary Income

Multi Cap Fund	8/31/2020	$ 8,266	Ordinary Income

Balanced Fund	8/31/2019	$ 605,375	Ordinary Income
Balanced Fund	8/31/2019	$ 148,491	Long term capital gain

Income Fund	8/31/2019	$ 332,551	Ordinary Income

Stock Fund	8/31/2019	$ 51,412	Ordinary Income
Stock Fund	8/31/2019	$ 417,370	Long term capital gain

Dividend Growth Fund	8/31/2019	$ 496,735	Ordinary Income

NOTE 9.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

NOTE 10.  MARKET RISK

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the

ARCHER FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2020

spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and their investments and could result in increased premiums or discounts to the Funds’ net asset values, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

NOTE 11.  SUBSEQUENT EVENTS

On September 29, 2020, the following Funds declared distributions form ordinary income to shareholders of record as of September 29, 2020:

Ordinary Income

    Per Share Amount

Balanced Fund

      $134,707

                $0.05

Income Fund

      $  29,323

$0.05

Dividend Growth Fund

      $  27,907

$0.03

Focus Fund

      $    1,266

$0.01

Multi Cap Fund

      $    1,826

$0.01

On October 29, 2020, the following Funds declared distributions form ordinary income to shareholders of record as of October 29, 2020:

Ordinary Income

    Per Share Amount

Income Fund

      $  21,529

$0.04

Dividend Growth Fund

      $  24,670

$0.03

Management has evaluated the impact of all subsequent events through the date the financial statements were available to be issued and has determined that there were no additional subsequent events requiring disclosure in the financial statements for the Funds.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  To the Shareholders and Board of Trustees of

   Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund and Archer Multi Cap Fund, each a Series of the Archer Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Archer Balanced Fund, Archer Income Fund, Archer Stock Fund, Archer Dividend Growth Fund, Archer Focus Fund, and Archer Multi Cap Fund, collectively the Funds, each a series of the Archer Investment Series Trust (the “Trust”), including the schedules of investments, as of August 31, 2020, the related statements of operations for the year or period then ended as indicated herein, the statements of changes in net assets for each of the two years or periods in the period then ended as indicated herein, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years or periods in the period then ended as indicated herein.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, as noted in the previous paragraph, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk~~s~~ of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.  We believe that our audits provide a reasonable basis for our opinion,

We have served as the auditor of the

Archer Investment Series Trust since 2011

Abington, Pennsylvania

October 29, 2020

ARCHER FUNDS

EXPENSE ILLUSTRATION

AUGUST 31, 2020 (UNAUDITED)

 Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period – March 1, 2020 through August 31, 2020.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Archer Balanced Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,076.71	$6.26
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.10	$6.09

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Archer Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,012.86	$4.86
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.31	$4.88

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Archer Stock Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,238.51	$6.92
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.95	$6.24

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Archer Dividend Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$ 958.19	$4.82
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.21	$4.98

* Expenses are equal to the Fund's annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ARCHER FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Archer Focus Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,158.28	$6.51
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.10	$6.09

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Archer Multi Cap Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2020	August 31, 2020	March 1, 2020 to August 31, 2020

Actual	$1,000.00	$1,135.38	$5.10
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.36	$4.82

* Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

ARCHER FUNDS

TRUSTEES AND OFFICERS

AUGUST 31, 2020 (UNAUDITED)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David Miller (73) Independent Trustee, January 2010 to present	General Securities Corp. – President; 1982-Present
Donald G. Orzeske, J. D. (65) Independent Trustee, January 2010 to present	Goodin, Orzeske & Blackwell, P.C. - Attorney at Law – Shareholder - 2000-Present

*    The address for each trustee is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Troy C. Patton (52) Trustee & President & Chief Executive Officer, December 2009 to present	Archer Investment Corporation, Inc. – President. July 2005 – Present Patton and Associates, LLC – Managing Partner. January 2005 – Present
Umberto Anastasi (46) Treasurer and Chief Financial Officer, September 2015 to present	Mutual Shareholders Services, LLC –Vice President. 1999 – present.
C. Richard Ropka, Esq. (56) Secretary, December 2009 to present	Attorney - Law Office of C. Richard Ropka, LLC May 1, 2008 – present
Brandon Pokersnik (42) 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 Chief Compliance Officer, November 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008, Attorney, Mutual Shareholder Services, LLC, since June 2016, Owner/President, Empirical Administration, LLC, since September 2012
Mason Heyde (31) Assistant Compliance Officer, November 2017 to present	Archer Investment Corporation (2012 – present)

*    The address for each trustee and officer of the Trust is: 11711 N. College Ave., Suite200, Carmel, IN 46032

** The Trust currently consists of 6 Funds.

ARCHER FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2020 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800)238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Fund’s Form N-PORT’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-238-7701.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-238-7701.

Consideration and Renewal of Management Services Agreement with Archer Investment Corporation with respect to the Archer Balanced Fund, the Archer Income Fund, the Archer Stock Fund, the Archer Dividend Growth Fund, the Archer Focus Fund, and the Archer Multi Cap Fund.

As required under the Investment Company Act of 1940, the Board of Trustees (the “Board” or the “Trustee(s)”) of the Archer Investment Series Trust (the “Trust”), comprised of a majority of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”) determines annually whether to renew the Funds’ Management Services Agreement (“Agreement”) between the Trust and Archer Investment Corporation (the “Adviser” or “AIC”) on behalf of the Archer Balanced Fund, the Archer Stock Fund, the Archer Income Fund, the Archer Dividend Growth Fund, the Archer Focus Fund and the Archer Multi Cap Fund (the “Fund(s)”).  In considering the renewal of the agreement, the Board, including all the Independent Trustees, met on August 20, 2020 (the “Board Meeting”) and approved the renewal of the agreement for an additional year, after concluding that the renewal of the agreement was in the best interests of each Fund and its shareholders. It was noted that the current Management Services Agreement had recently been amended to add the two (2) new Archer Funds, the Archer Focus Fund and Archer Multi Cap Fund, and this amendment was approved by the Board.

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

With the assistance and advice of legal counsel, the Trustees had requested and received information from the Advisor, in advance of the meeting, that they deemed relevant or necessary to consider in the engagement process. In addition, each Trustee received a memorandum from counsel discussing, among other things, their fiduciary duties, and responsibilities in reviewing and considering the agreement’s renewal. Each Trustee reviewed and discussed the foregoing information during the Board Meeting and in a private session with their counsel. Legal counsel also reviewed with the Trustees the types of information and factors that they should take into consideration in making their decision regarding the continued engagement.   In particular, legal counsel discussed the following material factors which the Trustees should consider in order to make an informed decision regarding the approval of the continuation of the Agreement: (i) the nature, extent, and quality of the services provided by AIC; (ii) the investment performance of each Fund; (iii) the costs of the services to be provided and profits to be realized by AIC from the relationship with each Fund; (iv) the extent to which economies of scale are realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) AIC’s practices regarding possible conflicts of interest.  Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing these factors and reaching their decision, the Independent Trustees took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and presented pursuant to their request in connection with the annual renewal process. The Board requested and was provided information and reports relevant to the annual renewal of the Agreement, including: (i) reports regarding the services and organizational support provided to the Funds and their shareholders by AIC; (ii) quarterly assessments of the investment performance of the Funds by personnel of AIC; (iii) commentary on each Fund’s performance; (iv) presentations by the Funds’ portfolio manager addressing AIC’s investment philosophy, investment strategy, and its personnel and operations; (v) the Funds and AIC compliance and audit reports; (vi) disclosure information contained in the registration statement of the Trust and the Form ADV of AIC; and (vii) a memorandum from the Trust’s legal counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving Fund’s Agreement, including the material factors set forth above and the types of information included in each factor.  The Board also requested and received various informational materials prepared by AIC (“AIC 15(c) Response”), including, without limitation: (i) documents containing information about AIC and its financial condition; (ii) a description of personnel and the services provided to each Fund; (iii) information on investment advice, performance; (iv) summaries of each Fund’s expenses, compliance program, current legal matters, and other general information; (v) comparative expense and performance information with other mutual funds with strategies similar to the Funds; (vi) the effect of each Fund’s size on its performance and expenses; (vii) benefits to be realized by AIC from its relationship with the Funds; (viii) the Advisor’s practices regarding possible conflicts of interest; and (ix) AIC’s efforts to promote and market the Funds.  In their deliberations, the Independent Trustee did not identify any single piece of information that was most relevant to its consideration to approve the continuation of  the Fund’s Management Services

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

Agreement and each Independent Trustee may have afforded different weight to the various factors that are specifically required to be considered.

Nature, Extent and Quality of the Services Provided by AIC.  In considering the nature, extent, and quality of the services provided by AIC, the Trustees reviewed the responsibilities of AIC under each Agreement. The Trustees reviewed the services being provided by AIC to each Archer Fund including, without limitation: the quality of AIC investment advisory services (including research and recommendations with respect to portfolio securities) and assuring compliance with each Fund’s investment objectives and limitations, as well as for ensuring compliance with regulatory requirements; its coordination of services for the Funds among the service providers and the Independent Trustees; and its efforts to promote the Funds and grow each Fund’s assets. The Trustees noted AIC’s continuity of, and commitment to retain and enhance, qualified personnel; and AIC’s continued cooperation with the Independent Trustees, the chief compliance officer, and Legal Counsel for the Funds. The Trustees noted that the principal of the AIC is also the Principal Executive Officer and President for the Trust, and he served the Trust without additional compensation. The Trustees noted the continued efforts of AIC in marketing the Funds and its continued desire to expand its reach through advisor representatives and the Archer brand.  After reviewing the foregoing information and further information in the materials provided by AIC (including AIC’s Form ADV), the Board concluded that the nature, extent, and quality of the services provided by AIC were of high quality, reasonable and consistent with the Board's expectations and those set forth in the current and proposed Management Services Agreement.

Investment Performance of the Funds and AIC.  In considering the investment performance of each Fund, the Trustees compared the short and long-term performance of each Fund. The Trustees also considered the consistency of AIC’s management of the Funds with the investment objectives and policies along with the overall performance of each Archer Fund under the Trust along with the materials which the Board had reviewed at each quarterly Board meeting throughout the fiscal year. With respect to the Archer Focus Fund and Archer Multi Cap Fund, the Board noted the Funds’ short operational history considering whether each Fund had operated within its investment objective which each had.

Overall, the Trustees concluded that the performance of each Fund was acceptable, although the Trustees will continue to monitor each Fund’s performance against its benchmark and peer group.

Costs of the Services to be provided and Profits to be Realized by AIC.  In considering the costs of the services to be provided and profits to be realized by AIC from the relationship with the Funds, the Trustees considered: (1) AIC’s financial condition (as reported by the  company) and the level of commitment to the Funds by the principals of AIC; (2) the increasing asset levels of the Funds; (3) the overall expenses of the Funds; and (4) the nature and frequency of advisory fee payments.  The Trustees also considered potential benefits for AIC in managing the Funds. The Trustees noted that AIC is profitable regarding its relationship with the Funds. The Trustees noted that AIC reduced its fee to 50 basis points for each Fund.  AIC’s desire to remain competitive is reflected in

ARCHER FUNDS

ADDITIONAL INFORMATION (CONTINUED)

AUGUST 31, 2020 (UNAUDITED)

its desire and willingness to continue reduce its fees to the shareholders. The Trustees noted AIC’s continued efforts to manage the expenses of the Funds. The Trustees concluded that although Fund expenses were higher than peer averages in some cases, such expenses were justified and unavoidable given the complex regulatory requirements, and most importantly, the relatively small levels of assets in each of the Funds. Based on the foregoing, the Board concluded that the fees to be paid to AIC by the Funds and the profits to be realized by AIC, considering all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Economies of Scale.  The Trustees, including the Independent Trustees, also considered whether AIC has been able to benefit from any economies of scale with respect to its  management of the Archer Funds and whether there is potential for realization of any further economies of scale having multiple funds for which the Advisor manages. In doing so, the Board considered the potential benefits for the Advisor in managing multiple series under the Archer Investment Series Trust, including promotion of the Advisor’s name and the ability for the Advisor to place small accounts into one of the Archer Funds.  After comparing the fees under the Management Services Agreement with those paid by comparable funds and considering all the foregoing, the Board concluded that the management fees to be paid to the Advisor by each Fund were fair and reasonable in relation to the nature and quality of the services provided by AIC.

Advisor’s Practices Regarding Possible Conflicts of Interest and Benefits to the Advisor.  In considering AIC’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or AIC’s other accounts; and the substance and administration of AIC’s code of ethics. The Trustees also noted that AIC may enjoy some enhanced status as an investment Advisor to a larger family of registered mutual funds. Based on the foregoing, the Board determined that AIC’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

Conclusion.  The Board of Trustees, including Independent Trustees, having requested and received such information from the Advisor as they determined to be reasonably necessary to evaluate the renewal of the Management Services Agreement, and as assisted by the advice of legal counsel, the Board, including the Independent Trustees, concluded that the overall arrangement provided under the terms of the Management Services Agreement are  a reasonable business arrangement and that renewal of the Management Services Agreement was in the best interests of the Trust and each Fund’s shareholders.

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INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

11711 N. College Ave., Suite200

Carmel, IN 46032

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

Law Office of C. Richard Ropka, LLC

215 Fries Mill Road

Turnersville, NJ 08012

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2020

$ 50,250

FY 2019

$ 34,500

(b)

Audit-Related Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2020

$ 10,500

FY 2019

$ 7,400

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2020

$ 0

FY 2019

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2020

$ 10,500

FY 2019

$ 7,400

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Archer Investment Series Trust

By /s/Troy C. Patton

   * Troy C. Patton

     President and Chief Executive Officer

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Umberto Anastasi

   * Umberto Anastasi

     Treasurer and Chief Financial Officer

Date: November 6, 2020

* Print the name and title of each signing officer under his or her signature.